UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Total Fund Solution
(Exact name of Registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Michael J. Weckwerth, President

Total Fund Solution

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Ave, 6th Fl

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1605

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

June 30, 2022

Semi-Annual Report

Cromwell CenterSquare Real Estate Fund

Cromwell Marketfield L/S Fund

CROMWELL FUNDS

President’s Letter

As of June 30, 2022 (Unaudited)

Dear Shareholder,

It is my pleasure to welcome you to the Cromwell Funds.

As you may know, the AMG CenterSquare Real Estate Fund and the Marketfield Fund became members of the Cromwell Funds in March 2022. In doing so, both Funds were renamed under the Cromwell Funds brand and have recently become available to many more potential investors. Importantly, each Fund is managed by the same portfolio management team that successfully guided the Fund for many years through various market cycles.

The number of Cromwell Funds continues to grow. We are pleased to announce that the Cromwell Funds added its third fund in August 2022. The Tran Capital Focused Fund joined the Cromwell Funds and has been renamed as the Cromwell Tran Sustainable Focus Fund. The Fund features a portfolio of 15-25 high-quality, ESG-oriented growth companies that meet the stringent investment and ESG criteria of the Fund’s sub-advisor, Tran Capital Management. More information on the Cromwell Tran Sustainable Focus Fund can be found at thecromwellfunds. com or by calling our Shareholder Servicing Department at 855.625.7333.

On the following pages, the Funds’ portfolio managers highlight key factors influencing the performance of their Funds during the semi-annual period. You will also find a Schedule of Investments and financial statements for each of the Funds. We hope you enjoy the portfolio reports from both CenterSquare Investment Management and Marketfield Asset Management. Please refer to our website for timely quarterly commentaries from Cromwell’s sub-advisors and other informative materials.

We look forward to introducing more funds to the Cromwell family of Funds in 2022. It is a privilege to have you as one of Cromwell’s valued clients. We appreciate the confidence you have in Cromwell to serve as a component of your diversified investment portfolio.

Please feel free to contact me directly at 443.279.2008 if I can be of any assistance. Thanks again for your support of the Cromwell Funds.

Sincerely,

CROMWELL FUNDS

Market and Economic Update

As of June 30, 2022 (Unaudited)

Following a strong bull market in 2021 where the S&P 500 Index of the largest 500 companies rose over 28%, stocks had the worst first half of the year in over 50 years. The S&P 500 fell 20% in the first six months of 2022. Stock prices were impacted by multiple macro headwinds including the Russian attack on Ukraine, a rising interest rate environment, the highest inflation in 40 years, recession fears, and continued supply chain issues.

In a rising rate environment, fixed income investments experienced losses as well. The Bloomberg Aggregate Bond Index, a proxy for the bond market, declined 10% in the first six months of the year. Many Treasury Indices also experienced their worst period since the early 1970s.1

Fortunately, July provided some relief to investors as the S&P 500 rose 9.22%, its highest one month return since 2020 and the bond market advanced 2.44%.

After more than a decade in an ultra-low interest rate environment, the Federal Reserve has begun raising interest rates. In the first seven months of 2022, the Fed hiked rates four times to fight inflation. Its June increase of 75 basis points was the largest rate hike since 1994. In the same week, the average 30-year mortgage rate climbed to 5.78%, the highest since 2008.

In a turbulent market with falling stock prices, negative sentiment can override positive company fundamentals. Here is one example of the current disconnect between prices and earnings of companies: 77% of S&P 500 companies exceeded Wall Street’s consensus estimates in the first quarter of 2022—yet the stock prices of 80% of companies over the first half of the year were in negative territory.

Sentiment has also caused many investors to compare this period to the Financial Crisis of 2008. We believe the macroeconomic environment is very different. Consider the following:

•	Jobs abound. The unemployment rate in October 2009 hit 10%. Throughout 2022, the unemployment rate has maintained record low levels of below 4%.[2]
•	Housing market remains strong. In 2008, U.S. home prices fell by nearly 10% with foreclosures and short sales flooding the market. Today, the sales price of an existing home has risen nearly 15% from April 2021 to April 2022, with record low inventory of houses on the market.[3]
•	Banking institutions are fundamentally sound. Between 2009 and 2011, there were nearly 400 bank closures. By comparison, from January 2021 to February 2022, no banks have failed.[4]

CROMWELL FUNDS

Market and Economic Update

As of June 30, 2022 (Unaudited) — (Continued)

Many publicly traded companies are financially solid, with strong balance sheets and ample free cash flow, and products and services that are needed by consumers. During the Financial Crisis, many banks and the auto industry had to be financially supported by the Treasury Department's Troubled Assets Relief Program (TARP) bailout.

Keep History in Mind

While no one knows how the stock and bond markets will unfold over the coming months, keep history in mind.

Bear markets happen but they tend to be short-lived. A bear market in U.S. stocks, which is defined by a decline of over 20%, is a normal occurrence. However, they tend to be shorter than a bull market (defined as a market with gains of more than 20%). In fact, the average length of a bear market has been 344 days, or approximately 11 months, compared to 1,102 days, or about three years, for the average length of a bull market.5

Let time be on your side. We believe the best way to view today’s market is with a long-term perspective. Investment portfolios are constructed with the expectation that there will be times when prices fall. Yet, when you take into consideration that you may not need that money for several years, or decades, that money can stay invested and benefit from the probability of positive returns.

In any given 1-year rolling period since 1970, approximately 80% of the time stocks have experienced positive returns. Yet, odds of a positive return increase the longer you remain invested. In fact, looking at 10-year rolling returns since 1970, 95% of the time stock returns have been positive. The longer you stay invested, the greater the likelihood that positive returns will follow.

Market volatility often presents a buying opportunity. Strong performance has historically followed market downturns. Looking at the previous five times when the market has declined 15% or more in the first half of the year, positive performance resulted. In fact, the S&P 500 rose an average of nearly 24% in the second half of the year all five times.6

[1]	“Bond Holders Look to Recession for Salvation After Vicious Half,” Bloomberg.com, 7/2/22.
[2]	U.S. Bureau of Labor Statistics.
[3]	National Association of Realtors.
[4]	“Bank Failures in Brief,” Federal Deposit Insurance Corporation.
[5]	“Stock Market Briefing: S&P 500 Bull & Bear Market Tables,” Yardeni Research, 6/3/22.
[6]	"The Dow just booked its worst first half since 1962. What history says about the path ahead," Marketwatch, 7/2/22.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Management Commentary

As of June 30, 2022 (Unaudited)

Market Summary

Real estate securities in the United States, as represented by the FTSE Nareit All Equity REITs Index, returned -19.17% year-to-date as of June 30, 2022, roughly in-line with the -19.96% return of the S&P 500 and -19.97% total return of the MSCI All World Capital Index. Concerns over a possible recession, unchecked inflation, Federal Reserve interest rate policy and a host of other geopolitical problems caused global equity and fixed-income markets to decline meaningfully in the first six months of 2022. The Fed and central banks around the world have rapidly pivoted to controlling inflation through restrictive monetary policy. The Fed raised rates 150 basis points in total so far this year with more increases expected in the second half. The 10-year U.S. Treasury yield roughly doubled during the period to 3.016% from 1.512% at year-end.

Performance Attribution and Positioning

Year-to-date, the Cromwell CenterSquare Real Estate Fund Institutional Class returned -18.03%, outperforming the FTSE Nareit All Equity REITs Index (Index) by 114 basis points (bps). Stock selection contributed 133 bps of alpha while sector allocation detracted 2 bps. The impact of cash and the combined effect of intraday trading, rounding, and other factors detracted 28 bps to relative performance.

The looming possibility of a slowdown in economic growth had a significant impact on REITs as it did on markets in general. Sectors and stocks with more defensive properties tended to fair better, though positive returns were rare. Returns in the Health Care REITs sector bounced back after significant challenges caused by the surge of Omicron Covid-19 subvariant cases. We added significant value through overweight allocations to Senior Housing names. Ventas was a significant contributor in the first half of 2022. We believed that the valuation for Ventas was attractive due to an overly pessimistic view from the market. Rising occupancy, pricing power to meet inflation, strong fundamental performance and an attractive yield combined to generate strong returns. We added significant outperformance relative to the Index in both sector and stock selection for the 6-month period.

The biggest contribution to relative outperformance came from stock selection in the Industrial REITs sector, which as a whole lagged due to its perceived sensitivity to an economic slowdown. Prologis, the biggest name in the industry, announced a takeover offer in May for Duke Realty at a valuation that the market saw as positive for Duke and negative for Prologis. Our relative overweight in

CROMWELL CENTERSQUARE REAL ESTATE FUND

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

Duke Realty and underweight in Prologis generated relative outperformance from stock selection in both names. Our overweight in Americold also added value. After struggling in 2021 due to operational issues, returns have been strong. Americold’s niche market in cold storage differentiated the company from the rest of companies in the sector and led to a positive return for the month.

Specialized REITs also provided relative outperformance through American Tower. The business models of cell phone tower stocks made them attractive to investors. Long lease structures that were liabilities while inflation was steadily climbing became attractive as the prospect of a recession increased. The consistent revenue generated by these leases and the expectation that demand for cellular data will remain strong in the event of a slowdown supported valuations. American Tower performed particularly well, rising more than 4% in the quarter, due to the defensive properties of the sector as well as stronger-than-expected balance sheet positioning after a key acquisition at the end of 2021.

The portfolio’s largest sector overweight, Residential REITs, also provided better-than-average returns. The defensive properties of the sector were also an advantage. In addition, Blackstone’s acquisition of American Campus Communities, a portfolio overweight, in April boosted returns. We exited the position after the acquisition to capture the gains.

Retail REITs lagged in the quarter due to the macroeconomic environment. Regional Malls faced long-term challenges even in healthier periods of growth. In a less favorable environment they declined nearly 30%. Shopping Centers have a better long-term outlook, but also face immediate challenges. Shopping Center holdings Acadia and RPT, all overweight positions, lagged due to exposure to high-growth retail tenants that generate revenue from discretionary shopping that may be more vulnerable to recession than grocery-anchored retail tenants. Our underweight was a drag relative to the benchmark, though we offset this detraction through stock selection by an overweight to Agree Realty, which returned nearly 10% thanks to the credit quality of its tenant base. We lowered our underweight in Retail REITs by shifting our exposures. We trimmed Agree after strong performance and added to Broadstone Net Lease, a Diversified REIT name with quality tenants and sound fundamental performance.

Diversified REITs were out of favor with investors as inflation climbed due to low-growth and lengthy lease terms. But as measures to control inflation increase the possibility of a recession consistent revenue and sound fundamentals have made the sector one of the best-performing in the benchmark.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

We continue to observe the economic environment and consider its impact on the portfolio. Most re-allocations tended to be at the margins, trimming relative winners which excelled in April and May before a significant retraction in June. We added to sectors that underperformed in the quarter but that have solid fundamentals and durable demand. We significantly trimmed our position in Specialty REIT VICI Properties after recent outperformance due to technical factors as well as potential exposure to economic downturn. Finally, the Office sector remains underweight as it deals with the immediate challenges of high inflation and recession fears as well as the longer-term challenge of changing work habits.

Outlook

Recession risk has become the leading concern for the global macroeconomic outlook as the Fed and central banks around the world move to restrictive monetary policy to combat inflation. We believe global macroeconomic growth will slow as higher energy and food prices and interest rates weigh on consumers. Macro and geopolitical risks notwithstanding, we are optimistic for REITs and commercial real estate. Operating fundamentals remain in good condition and construction of new supply is very low. Durable cash flow funds REITs’ well-covered dividend yields. Inflation has historically resulted in a robust bid for hard assets and boosted rental rates. Higher construction costs driven by a lack of a labor is throttling back new supply and increasing the value of existing assets.

CenterSquare Investment Management LLC

Plymouth Meeting, PA

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited)

The Cromwell Marketfield L/S Fund Institutional Class returned -6.36%, compared to a -19.96% decline for the S&P 500 Total Return Index for the first half of 2022, a downside capture rate of 31.8%. The Fund was in positive territory until the last couple of weeks of June, when weakness in the equity market spread to the inflation-sensitive pockets such as Energy and Materials that had hitherto provided strong gains for our portfolio, helping cover losses recorded elsewhere.

We started the year concerned that the powerful Covid bull market was in danger of being derailed by inflation. This led us to construct a portfolio that was cyclically biased, with short positions concentrated in high multiple sectors such as technology. We responded to the worsening of market conditions over the last six months by reducing the exposure in our portfolio, which now has a net position of approximately 36%, the lowest we have had for a number of years. This compares with net exposure over 79% at the start of 2022 and over 50% at the end of the first quarter.

Most of this reduction was driven by sales of long positions. We sold country index positions in Japan, Australia, UK and Brazil, cut back our exposure to U.S. housing and reduced our positions in Industrial companies. On the short side of our portfolio, although the total size of positions has remained roughly the same over this period, we have rotated exposure considerably, with most of our single name positions now focused on the financial sector rather than high multiple technology companies. The latter have become very popular shorts in recent weeks and have also suffered large enough drawdowns that powerful short-covering rallies are a constant danger. Our financial sector positions comprise a basket of names that we believe are sensitive to some of the pressures building in financial markets and the broader economy, with exposure covering asset management, investment banking, Venture Capital lending, cryptocurrency lending and consumer lending. The remainder of our short book is primarily index hedges.

Our long book remains focused on commodity-related equities, especially Energy. Notwithstanding the recession fears that have recently gripped markets, we still expect the supply/demand dynamic to keep energy prices elevated for the foreseeable future. Although prices, particularly “at the pump” may seem very high, personal and corporate income is much higher today than in 2008 when crude oil recorded its all-time high, and so the elevated costs are significantly more affordable. On the supply side, there has been very little new exploration for the last seven years and most major sources of crude oil are pumping close

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

to capacity. Nothing is a sure thing at a time like this, but Energy still looks to be a decent risk/reward trade off, with current equity values quite low compared to energy prices.

The other major commodity exposure is towards precious metals, which have suffered due to the very strong U.S. dollar performance. Gold has actually performed reasonably well in other currencies, and we do believe that the metal will be very sensitive to any future shift of monetary policy in response to some of the “unintended consequences” of the tightening cycle. We maintained most of our positions in industrial companies while reducing their size and trimming one underperformer. We also maintained our small exposure to homebuilders, which have shown some signs of bottoming in recent weeks.

Our overall expectation is that inflationary pressures will force the Federal Reserve and other major central banks to continue to rapidly tighten monetary policy. Unfortunately, the ability of financial markets to withstand this process looks likely to be less than that of the underlying economy. We are increasingly concerned about the potential for some form of “financial accident,” of the type that took place in 1974, or more benignly 1998. This, therefore, remains a period to be cautious, with capital preservation increasingly important. As always, this period of difficulty should be followed by a more appealing investment landscape, but investors need to remain resilient during the current turbulent times.

Inflation Chronicles #3: Night of the Living Dead

The chart below shows the real, general impact of short-term interest rates. It compares the annual rate of growth in nominal Gross Domestic Product (GDP) with the target rate for federal funds. The annual percentage growth of GDP can be thought of as the yield or output of the U.S. economy as a whole. It is like a shopping mall (or any capital asset) that is valued at a billion dollars and produces fifty million dollars of annual receipts from leases, revenue shares, parking, concessions and the like. We can say that it has a gross yield of 5%. If the owners were inclined to borrow against the entire nominal value of that asset, it is clear that they would have to obtain an interest rate of less than 5% for the plan to make sense. Any rate above that would produce a circumstance that is commonly referred to as negative carry.

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

Periods of negative carry i.e., tight Fed policy, are shown in red, while green shadings indicate periods in which short term rates are below the growth of nominal GDP. A modest degree of positive carry would be considered normal, as it makes sense that the risk –free rate of return should be below the average growth of a successful economic system.

Negative carry becomes more critical to the extent that the loan size approaches the value of the asset or, to put it another way, the debt servicing costs approach the total revenue stream.

In a larger and more complicated way, we can regard nominal GDP as the output stream available to service the aggregated borrowings of the entire domestic economy.

If the level of rates exceeds the nominal output of the whole system for any meaningful period, it is clear that something, somewhere is going to be operating at a negative cost of carry and headed for insolvency. Heavily leveraged assets will suffer forced liquidations and deflation.

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

The inverse case also holds.

A prolonged interlude of rates that are meaningfully below the output level of the economy as a whole will act to induce aggressive and eventually reckless uses of leverage to take advantage of the miracle of positive carry.

The half-century history presented in the chart shows the various cycles in the overall cost to carry the economy at prevailing short-term rates. A similar exercise can be conducted with any rate at any point along the yield or credit curves, but these are more specific to particular activities. The effective federal funds rate sets the tone for the entire structure of borrowing costs throughout the system.

Looking toward the left side of the chart, it is easy to see how loose the Fed remained after the recession of 1974-5. It was not until the dawning of the Volcker era at the Fed, that rates began to head toward and then well above the zero line. The degree to which short rates exceeded and then remained above nominal GDP growth during the majority of the 1980s and early 1990s was unprecedented and set in motion a historical, four decades long bull market in bonds that ended about two years ago.

The rate posture adopted by the Fed since 2008 is nearly a perfect, albeit more extreme, mirror image of the 1981-1990 real rate picture.

Short-term rates so far below the rate of economic output act as an engraved invitation to take risk and utilize as much leverage as possible to acquire assets. Hyperinflation of asset values is the predictable, first order result.

In the early stages of quantitative expansion and interest rate suppression, the official line from Fed officials was that their policies, regardless of how extreme, were not inflationary.

This seemed to be plausible in the immediate aftermath of a historic deflation of property, credit and energy prices throughout much of the developed world.

The Fed had an opportunity to rein in the process in 2018, when it raised rates above the growth rate of nominal GDP for a while. Normal asset liquidations and market disruptions followed. Instead of following through and allowing some of the more exaggerated sectors to undergo painful but tolerable reversions toward normalcy, the Fed lost what little fortitude it had and aborted the tightening cycle at the end of 2018.

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

If one goes back to review the minutes of the Open Market Committee meetings during that episode, it becomes clear that the staff and committee members were still frightened by the chimera of deflation. Just prior to abandoning the modest tightening posture, there was a somewhat remarkable discussion of the benefit of using a long average of inflation rates to justify allowing higher than target inflation to persist so as to make up for the period in which inflation remained below the arbitrary 2% target.

Rate cuts commenced in mid 2019 and accelerated with the disruptions induced by Covid 19. The Fed’s balance sheet exploded, eclipsing the expansion that followed in the wake of the Panic of 2008.

The pandemic episode culminated what we believe was the greatest monetary policy error in the 110-year history of the Federal Reserve. The inappropriate laxity of monetary policy was much greater than that of the 1970s in both rates and quantitative expansion. The price shocks reverberating throughout developed markets are finally calling attention to the impropriety of the theoretical approaches used by G-7 central banks to rationalize inflationism.

In case we appear to be too harsh in criticizing the Fed, rest assured that the efforts of the European Central Bank (ECB) have been even more hapless. They might be held to account once the monetary union breaks apart or hyperinflation takes hold in the dominant economies.

In this respect, the actions of the ECB in the face of political and economic pressure may prove to be a harbinger of things to come for the Federal Reserve.

According to the treaties formalizing the European Union, the primary responsibility of the ECB is the maintenance of price stability. In concept, this objective is meant to take precedence over any conflicting goals.

As is and has been evident, this seems not to be the case in practice. At present, the whole of Europe is suffering under the burden of record inflation. The single currency has collapsed to parity with the dollar, adding to the input costs of global materials. Strikes and other labor actions, disrupting critical services and adding to the price spiral are increasingly common. Employers and governments have been forced to concede, adding to the structural price spiral.

As bond investors across the continent have gotten the picture, demand for bonds in general and particularly for those issued by governments on the EU’s periphery has evaporated. Spreads between German and Italian bonds have widened, and

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

the ECB has held an emergency meeting to discuss mechanisms whereby they can restrain the spreads between the bonds of fiscally responsible members and those with, to put it politely, somewhat less discipline.

The intention to accommodate bond issuance by member states that the market judges to be less creditworthy is clearly at odds with the ECB’s primary task of maintaining price stability. The two aims are functionally incompatible, and we would wager that the political imperative of maintaining the union prevails at the expense of any serious anti-inflationary policy.

Inflation is structurally embedded at near double-digit rates, and monetary responses have hardly begun. Central banks are still guided by inbred econometric models built on heaps of invalid theorems and assumptions. They do not and will never have any predictive value, but the lesson, like most, is going to be learned the hard way.

The Fed’s dual mandate to address both prices and employment is, like the ECB’s implied responsibility for holding the EU together, a choice between monetary and political goals. In the present environment, the two have become incompatible. It is our strong feeling that the political exigencies will prevail, despite all protests to the contrary by central bankers.

The idea that we will have headline inflation under control by 2024 is fantasy. The most likely outcome is a commingling of specific areas of asset deflation (already underway) with persistently elevated prices for basic goods and services.

Current consensus among forecasters anticipates recession in the next 12 to 18 months, if not sooner. This perspective may or may not be valid, given the amorphous and arbitrary nature of the term “recession”.

Recessions have specific leadership in which the recessionary forces and effects are concentrated. The leadership in every successive contraction is distinctly different from that of the prior experience. This is one more reason why sophisticated econometric forecast models, based on historical, statistical inputs, do not work.

A valuable clue to the locus of risk in any market or economy is the presence of abundant credit and leverage, relying on collateral value assumptions anticipating limitless appreciation. For reference, look at the predictions for oil prices in 1980, Japanese real estate values in 1990, Internet startups in 1999, U.S. single family home prices in 2006 and Chinese assets in 2015.

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

Once the credit tides ebb (normally by the central banks’ tightening), every cycle was led downward to crisis and recession by the dependencies of its insatiable leadership. Like the undead in George Romero’s classic “Night of the Living Dead,” assets and activities altered by unnatural monetary stimulation need to keep feeding in order to survive.

In the current cycle, monetary policy has been loose beyond any precedent, with predictable, horrifying effects that the Fed may just now be starting to understand.

Wide swaths of assets have been inflated to supernatural levels by virtually limitless, low-cost money and credit. Spectacular disparities in wealth have been the most straightforward, visible result.

Central banks accomplished a type of habitat destruction for savers and conservative investors. Yields on liquid savings disappeared and bond prices, powered by central bank hoarding, rose to levels where yields were so compressed and duration (volatility) so elevated that serious long-term losses were almost guaranteed. Yields on high-grade European sovereigns fell to negative territory and remained there, replicating excesses unseen since the Mississippi and South Sea bubbles.

Displaced savers and fixed income investors were forced to migrate to ever more perilous locales to forage for a little yield. Like bears wandering from the mountains into Central Park, their prospects were dim.

The desperate search for any yields visible to the naked eye led investors farther afield into increasingly perilous territory. Central bankers remained oblivious to the risk seeking mechanisms that they were forcing into all corners of investment markets and economies.

Miniscule, administered interest rates create artificially elevated values for distant cash flows and compress the hurdle for any project with plausible growth prospects, regardless of how far out those promised results might be deferred.

In addition to distortions on present value calculations, vanishing base rates and the promise of their continuation by “forward guidance”, inflate the value of any activity the exhibits seemingly reliable, current cash flow while simultaneously allowing those cash flows that exceed borrowing costs to be leveraged to the hilt. This has been particularly apparent in record low cap rates (yields) on commercial properties and unprecedented debt to cash flow ratios for leveraged buyouts and private equity investments.

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

The quest for apparently stable cash flows that could take advantage of the twin boosters of cheap financing and elevated valuations led to the widespread adoption of new business models.

Subscription models, where customers are enticed to sign up for regular, automatic purchases of everything from streaming services and home security monitoring to pet medicine delivery, wine-of- the-month and thousands of smart phone apps proliferated.

In addition to the quasi-stable yield characteristics of the subscription model, lending in all forms to all consumers became a critical pathway to take advantage of the return scarcity engineered by the central banks.

Entire new industries and flocks of “disruptive” start-ups arose based on the premise that an expanding base of high-rate borrowers could be an engine of long-term growth as the loans were repackaged and sold at a profit. It did not matter if the main business of selling used cars or furniture or clothing was profitable as long as the customers continued to borrow enough at rates high enough to allow sellers and financiers to book immediate profits on the sale of their loans. It is the exact same model and accounting methodology that drove sub-prime mortgage lending in 2003 through 2008.

Rising rates and diminishing appetite among investors to add to financial risk are now weighing heavily on these business and other beneficiaries of the great inflation. The funding necessary to continue to grow the top line without the bottom line has slowed almost to a halt. That capital was expected to come from initial public offerings, high yield loan markets and unwavering flows into private equity and venture funds.

The process by which central bank policy progressed from mere excess to full blow recklessness is worth recounting once more.

In the initial stages, dating back to the liquidity crisis and panic of 2008, the Fed properly stepped in as a lender of last resort when private capital was incapable of backstopping the failing bank system.

Short-term rates were brought to near zero, and the great quantitative easing experiment began. The Fed’s holdings of government and agency securities ballooned to more than $4 trillion by 2014. It remained at roughly that level until a late but still timely tightening cycle began in 2018. Disruptions in fixed income markets and sharp declines in prices for natural gas, oil and many other raw materials brought annual CPI inflation below 2%.

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

The balance sheet began growing again in late 2019, well before any inkling of the Covid-19 shock was at hand. Once the outbreak reached the headlines, the Fed hit the panic button and never eased off. In two years, the balance sheet doubled again to about $9 trillion and short-term rates were rapidly returning to negligible levels. The addition of $5 trillion to the Fed’s balance sheet eclipsed the entire quantity of liquidity provided in response to the global financial crisis.

By the first quarter of 2021, a broad index of raw materials’ prices was 10% above its average for the prior decade. Labor shortages were apparent and intensifying. Massive government spending packages were approved and still waiting to be spent. The annual growth rate of M2 reached 25%. And yet, the Fed minutes for their March 2021 meeting again reiterated their anxieties over insufficient inflation.

The greatest policy blunder in modern monetary history continued apace, with little awareness on the part of the perpetrators.

The Fed exerts its influence on monetary conditions through purchases and sales of securities. Not surprisingly, the direct effects of its efforts are initially apparent in markets for financial assets. In similar fashion, their manipulations of interest rate benchmarks have first order effects on valuations of investment media and the resultant changes in allocations and capital flows.

Inflationary conditions are gradually but inevitably transmitted to the real economy, but only after a long filtration process through asset prices and financial conditions. Graduate programs in economics fail to recognize or instruct in the nature of these processes and almost guarantee the absence of any fundamental understanding of events among central bank staffs until things have gotten out of hand. The present case is another, clear example.

Inflationism as policy has two distinct and severe pathologies. The first is the uneven distribution of benefits and burdens. The past decade has seen a gigantic gulf open between the wealth and incomes of those involved in asset price inflation and those on the outside. Differences in material well-being (and social stratification) harken back to feudal times.

The second major consequence of inflation is a broad misallocation of resources and human effort toward enterprises that are not viable (profitable) in the absence of unnatural monetary stimulation.

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

Prices, profits and wages that balloon in the presence of monetary inflation arise in different sectors from cycle to cycle. Once the major benefits have become apparent, the resources of the economy and capital markets flow in that direction, reinforcing the monetary inflation with increasing speculative demand. A massive feedback loop develops, until the promises of endless growth and capital gains become givens in all forecast models.

Graduates from the most selective schools flock to the favored sectors and particularly to the financial institutions that are compensated beyond imagining to invent more and more clever ways to channel even more monetary excess toward the most inflated (popular) enterprises. These most seductive ventures eventually mutate into overbuilt, overstaffed, overly expensive, over-valued and desperate, hypercompetitive scrums where financial cannibalism soon sets in. This is the haunted house to which the Fed has delivered investors.

At present, the only elements of our economy where supplies are abundant and competitive pricing pressures are setting in are among the darlings of the new economy, including software, cloud services, communications, instant delivery, streaming, entertainment, gaming, sports betting, anti-social media, buy now pay later and imaginary money. The financial edifice feeding the enthusiasm has grown to keep pace. Assets in global private equity and venture funds have reached nearly $10 trillion, and thousands of talented, young, highly educated people have been drawn to work in this formerly obscure corner of finance. Millions more have been enticed by the prospect of founding or working for the start-ups that they have financed.

As the Fed has reduced the degree of accommodation and financial conditions have tightened, serious fissures are appearing throughout many areas of the economy.

The vast majority of early stage, venture supported companies cannot survive without additional funding. Most leverage private equity deals anticipate an initial public offering or easy, cheap debt refunding in order to make the numbers work.

We expect this quarter to bring about a steady stream of layoff announcements from companies in the sectors that led the pandemic boom. A rash of insolvencies is likely to hit before the year is out.

Coastal technology hubs could see unemployment rates approach 10% during the next 12 months.

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

Recession (or depression) is beginning in the parts of the economy that were widely touted as being sure bets less than one year ago.

The real question is whether this localized distress will be sufficient to change the posture of the Fed. Have they, like Dr. Frankenstein, developed an attachment to the monsters that they have created? With the failures of a thousand start-ups tug at their collective heartstrings? We don’t know, but we suspect that the howls from the titans of innovation and finance will override their stated determination to tighten until prices are under control. In the same sense that we don’t expect the ECB to tighten with any vigor if that puts the monetary union at risk, we don’t see the Federal Reserve tightening in the face of collapsing private market valuations and employment, or the resulting carnage in the portfolios of many pension funds and endowments.

What we do know is that the travails in San Francisco, New York, Los Angeles and other tech meccas will do nothing to bring down the prices of natural gas, eggs, steel pipe or skilled workers. The inflation that began with liquid asset prices during the initial round of quantitative easing (QE1) finally migrated through nearly all asset markets, real and imaginary, and into the fundamental structure of the economy.

Young college grads laid off from developing apps to make parrots bi-lingual will be hard pressed to learn how to repair diesel engines or weld titanium aerospace parts.

The supposedly educated portion of our society has little, if any appreciation of the complexity underlying goods production in the real economy. It has been taken for granted for a generation, and none of it makes its way into most college curricula.

Our best guess is that the Fed will, as the pleas from its regular circle of correspondents become more dire, begin to backtrack on its “damn the torpedoes, full steam ahead” tightening path. The sub-surface damage to the economic outlook in the most popular business sectors of the past decade is substantial and will not be reversed by a relief rally in equities.

We will look carefully for any linguistic hints that a longer pause in the tightening cycle is possible-we expect a change of this sort to occur before the summer ends.

The Fed and its fellow travelers have made the most profound, prolonged policy error in modern times. The realization that there is no returning to the Eden of benign and stable macroeconomic conditions despite the most urgent policy

CROMWELL MARKETFIELD L/S FUND PORTFOLIO

Management Commentary

As of June 30, 2022 (Unaudited) — (Continued)

forays and the most heartfelt forward guidance has yet to dawn. Markets are gradually getting the drift, but the Fed, relying on academic compasses that never point to true north will be the last to know.

Belated confessions by monetary authorities to the effect that they did not understand inflation are somewhat like the Boston Red Sox explaining, years after the fact, that they traded Babe Ruth because they did not understand hitting. We are hopeful that the interlude between the current distortions and upheavals in markets and the society will not last as long as the World Series drought in Boston after 1919.

Marketfield Asset Management, LLC
New York, NY

CROMWELL FUNDS

Disclosures

June 30, 2022 (Unaudited)

Must be preceded or accompanied by a prospectus.

CenterSquare Real Estate Fund Risks: The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund. Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods. Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies. Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Marketfield L/S Fund Risks: The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (NAV), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-

CROMWELL FUNDS

Disclosures

June 30, 2022 (Unaudited) — (Continued)

backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

Alpha is the excess return of an investment relative to the return of a benchmark index. The FTSE Nareit All Equity REITs Index is an index of U.S. equity REITs. Constituents include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The MSCI All Country World Index (ACWI) is a stock index designed to track broad global equity-market performance. Indices are unmanaged, are not available for investment and do not incur expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

Cromwell Funds distributed by Foreside Fund Services, LLC.

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2022

					Since
	1 year	3 years	5 years	10 years	Inception(9)
Investor Class(2)	-5.36%	5.41%	6.12%	7.62%	8.42%
Institutional Class(3)	-5.24%	5.55%	6.26%	N/A	5.52%
Class Z(4)	-5.11%	5.72%	6.43%	N/A	5.65%
FTSE Nareit All Equity REITs Index(5)(6)	-5.89%	5.34%	6.75%	8.34%	8.67%
Dow Jones U.S. Select REIT Index(7)	-6.41%	2.54%	4.28%	6.60%	8.00%
S&P 500® Index(8)	-10.62%	10.60%	11.31%	12.96%	7.70%

(1)	Effective on March 7, 2022, AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Predecessor Fund”), reorganized into the Fund. Performance shown prior to March 7, 2022, is that of the Predecessor Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(2)	Prior to March 7, 2022, the Investor Class was known as Class N. The Investor Class commenced operations on December 31, 1997.
(3)	Prior to March 7, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on February 24, 2017.
(4)	Class Z commenced operations on February 24, 2017.
(5)	Effective on March 7, 2022, the FTSE Nareit All Equity REITs Index has replaced the Dow Jones U.S. Select REIT Index as the Fund’s broad-based securities market index because it more closely aligns with the principal investment strategies of the Fund.
(6)	The FTSE Nareit All Equity REITs Index is an index of U.S. equity REITs. Constituents include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property. Indices are unmanaged, are not available for investment and do not incur expenses.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Fund Performance

As of June 30, 2022 (Unaudited) — (Continued)

(7)	The Dow Jones U.S. Select REIT Index measures U.S. publicly traded real estate investment trusts. Indices are unmanaged, are not available for investment and do not incur expenses.
(8)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(9)	Since Inception returns for the benchmarks are as of the inception of the Investor Class (December 31, 1997).

The following is expense information for the Cromwell CenterSquare Real Estate Fund as disclosed in the most recent prospectus dated March 7, 2022: Investor Class – Gross Expenses: 1.02%; Institutional Class – Gross Expenses: 0.90%; Class Z – Gross Expenses: 0.77%.

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2022

					Since
	1 year	3 years	5 years	10 years	Inception(8)
Investor Class(3)	-4.03%	8.14%	5.91%	N/A	2.64%
Investor Class (Max 5.50% Load)(4)	-9.33%	6.12%	4.71%	N/A	2.05%
Class C (Max 1.00% CDSC)(5)	-5.76%	7.31%	5.10%	N/A	1.86%
Institutional Class(6)	-3.82%	8.39%	6.17%	3.17%	5.06%
S&P 500® Index(7)	-10.62%	10.60%	11.31%	12.96%	8.82%

(1)	$25,000 is the minimum required investment in the Cromwell Marketfield L/S Fund’s Institutional Class.
(2)	During the past 10 years, the Fund was a series of different registered investment companies. The Fund launched on July 31, 2007, as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until March 14, 2022, when it reorganized into the Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(3)	Prior to March 14, 2022, the Investor Class was known as Class A. The Investor Class commenced operations on October 5, 2012.
(4)	Performance figures reflect the imposition of the Class A sales load prior to March 14, 2022. Going forward, Investor Class shares will have no sales load.
(5)	Class C commenced operations on October 5, 2012.
(6)	Prior to March 14, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on July 31, 2007.
(7)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(8)	Since Inception returns for the benchmarks are as of the inception of the Institutional Class (July 31, 2007).

CROMWELL MARKETFIELD L/S FUND

Fund Performance

As of June 30, 2022 (Unaudited) — (Continued)

The following is expense information for the Cromwell Marketfield L/S Fund as disclosed in the most recent prospectus dated March 14, 2022: Investor Class – Gross Expenses: 2.63%, Net Expenses: 2.49%; Class C – Gross Expenses: 3.38%, Net Expenses: 3.24%; Institutional Class – Gross Expenses: 2.38%, Net Expenses: 2.24%.

CROMWELL CENTERSQUARE REAL ESTATE FUND
Holdings Presentations
As of June 30, 2022 (Unaudited)

PORTFOLIO BREAKDOWN(1)
(% OF NET ASSETS)
Diversified	33.3%
Apartments	16.4%
Warehouse/Industrials	10.3%
Health Care	9.0%
Storage	7.5%
Office Property	5.4%
Single Tenant	5.0%
Shopping Centers	4.5%
Manufactured Homes	3.4%
Hotels	2.5%
Regional Malls	1.9%
Short-Term Investment	0.8%

TOP TEN EQUITY HOLDINGS(1)
(% OF NET ASSETS)
American Tower Corp	9.9%
Prologis, Inc	6.5%
Equinix, Inc	4.9%
Crown Castle International Corp	4.8%
Ventas, Inc	3.6%
Public Storage	3.4%
Sun Communities, Inc	3.4%
Invitation Homes, Inc	3.4%
SBA Communications Corp., Class A	3.2%
AvalonBay Communities, Inc	3.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL MARKETFIELD L/S FUND
Holdings Presentations
As of June 30, 2022 (Unaudited)

ALLOCATION OF PORTFOLIO ASSETS(1)
(% OF NET ASSETS)
Common Stocks	62.8%
Exchange-Traded Funds	4.9%
Short-Term Investments	31.0%
Other Assets Less Liabilities	1.3%
Common Stocks Sold Short	-23.5%
Real Estate Investment Trust Sold Short	-0.5%
Exchange-Traded Fund Sold Short.	-4.2%

TOP TEN EQUITY HOLDINGS(1)
(% OF NET ASSETS)
Franco-Nevada Corp	3.1%
ConocoPhillips .	2.9%
Devon Energy Corp.	2.9%
Norfolk Southern Corp. .	2.9%
DR Horton, Inc.	2.8%
VanEck Gold Miners ETF	2.8%
Chevron Corp.	2.7%
Deere & Co.	2.7%
Schlumberger Ltd	2.6%
Mosaic Co	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Expense Examples
June 30, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transactions costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 – June 30, 2022).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

Expense Examples

June 30, 2022 (Unaudited) — (Continued)

CenterSquare Real Estate Fund

	Beginning	Ending	Expenses Paid During Period(1)
	Account Value	Account Value	(1/1/2022 to
	(1/1/2022)	(6/30/2022)	6/30/2022)
Investor Class
Actual(2)	$1,000.00	$818.60	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$5.41
Institutional Class
Actual(2)	$1,000.00	$819.70	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81
Class Z
Actual(2)	$1,000.00	$820.30	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.08%, 0.96% and 0.83% for the Investor Class, Institutional Class and Class Z, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended June 30, 2022 of -18.14%, -18.03% and -17.97% for the Investor Class, Institutional Class and Class Z, respectively.

Marketfield L/S Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(1/1/2022 to
	(1/1/2022)	(6/30/2022)	6/30/2022)
Investor Class
Actual(2)	$1,000.00	$935.20	$10.89
Hypothetical (5% return before expenses)	$1,000.00	$1,013.54	$11.33
Class C
Actual(2)	$1,000.00	$931.60	$14.46
Hypothetical (5% return before expenses)	$1,000.00	$1,009.82	$15.05
Institutional Class
Actual(2)	$1,000.00	$936.40	$9.70
Hypothetical (5% return before expenses)	$1,000.00	$1,014.78	$10.09

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.27%, 3.02% and 2.02% for the Investor Class, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended June 30, 2022 of -6.48%, -6.84% and -6.36% for the Investor Class, Class C and Institutional Class, respectively.

CROMWELL CENTERSQUARE REAL ESTATE FUND
Schedule of Investments
June 30, 2022 (Unaudited)

	Shares	Value

REITs – 99.19%
Apartments – 16.43%
American Homes 4 Rent	121,967	$4,322,511
Apartment Investment and Management Co. (a)	48,640	311,296
AvalonBay Communities, Inc.	30,140	5,854,695
Equity Residential	74,760	5,399,167
Invitation Homes, Inc.	174,600	6,212,268
Mid-America Apartment Communities, Inc.	21,430	3,743,178
UDR, Inc.	93,620	4,310,265
		30,153,380
Diversified – 33.29%
American Tower Corp.	70,958	18,136,155
Broadstone Net Lease, Inc.	100,187	2,054,835
Crown Castle International Corp.	52,930	8,912,354
Digital Realty Trust, Inc.	34,770	4,514,189
Duke Realty Corp.	75,680	4,158,616
Equinix, Inc.	13,819	9,079,359
Gaming and Leisure Properties, Inc.	22,490	1,031,392
Lamar Advertising Co.	10,770	947,437
Outfront Media, Inc.	51,020	864,789
SBA Communications Corp., Class A	18,475	5,912,924
VICI Properties, Inc.	45,270	1,348,593
WeWork, Inc., Class A (a)	47,610	239,002
Weyerhaeuser Co.	116,900	3,871,728
		61,071,373
Health Care – 8.96%
CareTrust REIT, Inc.	38,170	703,855
Diversified Healthcare Trust	33,822	61,556
Healthpeak Properties, Inc.	17,780	460,680
Medical Properties Trust, Inc.	167,020	2,550,395
Omega Healthcare Investors, Inc.	19,328	544,856
Sabra Health Care REIT, Inc.	100,300	1,401,191
Ventas, Inc.	129,930	6,682,300
Welltower, Inc.	48,950	4,031,033
		16,435,866

CROMWELL CENTERSQUARE REAL ESTATE FUND
Schedule of Investments
June 30, 2022 (Unaudited) — (Continued)

	Shares	Value

Hotels – 2.52%
Apple Hospitality REIT, Inc.	58,740 $	861,715
Park Hotels & Resorts, Inc.	55,940	759,106
Ryman Hospitality Properties, Inc. (a)	9,711	738,327
Sunstone Hotel Investors, Inc. (a)	65,190	646,685
Xenia Hotels & Resorts, Inc. (a)	111,760	1,623,873
		4,629,706
Manufactured Homes – 3.41%
Sun Communities, Inc.	39,200	6,246,912
Office Property – 5.35%
Alexandria Real Estate Equities, Inc.	16,510	2,394,445
Cousins Properties, Inc.	53,555	1,565,413
JBG SMITH Properties	56,902	1,345,163
Kilroy Realty Corp.	59,730	3,125,671
Veris Residential, Inc. (a)	104,123	1,378,589
		9,809,281
Regional Malls – 1.86%
Simon Property Group, Inc.	36,030	3,419,968
Shopping Centers – 4.52%
Acadia Realty Trust	100,539	1,570,419
Brixmor Property Group, Inc.	184,273	3,724,157
Federal Realty OP LP	9,860	943,997
RPT Realty	136,080	1,337,667
Urban Edge Properties	47,240	718,520
		8,294,760
Single Tenant – 5.02%
Agree Realty Corp.	64,140	4,626,418
Four Corners Property Trust, Inc.	28,270	751,699
NETSTREIT Corp.	42,304	798,276
Realty Income Corp.	19,300	1,317,418
Spirit Realty Capital, Inc.	45,570	1,721,635
		9,215,446
Storage – 7.55%
Extra Space Storage, Inc.	12,009	2,042,971
Life Storage, Inc.	48,974	5,468,437
Public Storage	20,250	6,331,567
		13,842,975

CROMWELL CENTERSQUARE REAL ESTATE FUND
Schedule of Investments
June 30, 2022 (Unaudited) — (Continued)

	Shares	Value
Warehouse/Industrials – 10.28%
Americold Realty Trust, Inc.	87,620 $	2,632,105
EastGroup Properties, Inc.	7,830	1,208,404
Prologis, Inc.	102,160	12,019,124
Rexford Industrial Realty, Inc.	52,200	3,006,198
		18,865,831
TOTAL REITs
(Cost $172,182,192)		181,985,498

SHORT-TERM INVESTMENT – 0.76%
U.S. Bank N.A., 1.25% (b)	1,404,059	1,404,059
TOTAL SHORT-TERM INVESTMENT
(Cost $1,404,059)		1,404,059
Total Investments
(Cost $173,586,251) – 99.95%	183,389,557
Other Assets in Excess of Liabilities – 0.05%.		84,244
TOTAL NET ASSETS – 100.00%		$183,473,801

(a)	Non-income producing security.
(b)	The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of June 30, 2022.

LP          Limited Partnership

REITs   Real estate investment trusts.

CROMWELL MARKETFIELD L/S FUND
Schedule of Investments
June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS – 62.75%
Building Products – 0.89%
TOTO Ltd. (a)	37,586	$1,241,047
Chemicals – 4.60%
The Mosaic Co. (b)	75,061	3,545,131
The Sherwin-Williams Co. (b)	12,765	2,858,211
		6,403,342
Electrical Equipment – 3.09%
Eaton Corp. PLC	16,680	2,101,513
Rockwell Automation, Inc.	11,083	2,208,953
		4,310,466
Electronic Equipment, Instruments & Components – 2.02%
Keyence Corp. (a)	8,224	2,811,241
Energy Equipment & Services – 2.63%
Schlumberger Ltd. (b)	102,443	3,663,362
Food & Staples Retailing – 2.43%
Costco Wholesale Corp. (b)	7,064	3,385,634
Hotels, Restaurants & Leisure – 0.60%
Dalata Hotel Group PLC (a)(c)	230,917	840,917
Household Durables – 4.45%
DR Horton, Inc. (b)	58,525	3,873,769
Lennar Corp., Class A	32,933	2,324,082
		6,197,851
Industrial Conglomerates – 0.50%
Siemens AG (a)	6,813	693,195
Machinery – 7.23%
Caterpillar, Inc. (b)	17,593	3,144,925
Cummins, Inc. (b)	16,427	3,179,117
Deere & Co. (b)	12,516	3,748,166
		10,072,208

CROMWELL MARKETFIELD L/S FUND
Schedule of Investments
June 30, 2022 (Unaudited) — (Continued)

	Shares	Value

Metals & Mining – 14.60%
Barrick Gold Corp. (b)	151,120 $	2,673,313
Compania de Minas Buenaventura SAA – ADR	108,734	717,644
Franco-Nevada Corp. – ADR	32,299	4,249,902
Freeport-McMoRan, Inc. (b)	78,828	2,306,507
MMC Norilsk Nickel PJSC – ADR (a)(d)(e)	105,916	–
Newmont Corp. (b)	57,768	3,447,017
Rio Tinto PLC – ADR	40,264	2,456,104
Vale SA – ADR (b)	172,547	2,524,363
Wheaton Precious Metals Corp. – ADR	54,474	1,962,698
		20,337,548
Oil, Gas & Consumable Fuels – 11.88%
Chevron Corp. (b)	26,293	3,806,701
ConocoPhillips (b)	45,389	4,076,386
Devon Energy Corp. (b)	73,831	4,068,826
EOG Resources, Inc. (b)	21,442	2,368,054
Golar LNG Ltd. (c)	98,478	2,240,375
		16,560,342
Real Estate Management & Development – 1.35%
The St. Joe Co.	47,721	1,887,843
Road & Rail – 5.30%
Norfolk Southern Corp. (b)	17,736	4,031,216
Union Pacific Corp. (b)	15,747	3,358,520
		7,389,736
Semiconductors & Semiconductor Equipment – 1.18%
Intel Corp.	43,849	1,640,391
TOTAL COMMON STOCKS
(Cost $62,888,623)		87,435,123

EXCHANGE-TRADED FUNDS – 4.94%
SPDR S&P Oil & Gas Exploration & Production ETF (b)	25,280	3,020,455
VanEck Gold Miners ETF (b)	141,263	3,867,781
VanEck Russia ETF (d)(e)	81,903	–
		6,888,236
TOTAL EXCHANGE-TRADED FUNDS
(Cost $7,872,566)		6,888,236

CROMWELL MARKETFIELD L/S FUND
Schedule of Investments
June 30, 2022 (Unaudited) — (Continued)

	Shares	Value
SHORT-TERM INVESTMENT – 31.01%
U.S. Bank Money Market Deposit Account, 1.25% (f)	43,202,730	$ 43,202,730
TOTAL SHORT-TERM INVESTMENT
(Cost $43,202,730)		43,202,730
TOTAL INVESTMENTS
(Cost $113,963,919) – 98.70%	137,526,089
Other Assets in Excess of Liabilities – 1.30%.		1,810,477
TOTAL NET ASSETS – 100.00%		$139,336,566

(a)	Foreign issued security.
(b)	All or a portion of this security is pledged as collateral for securities sold short with an aggregate fair value of $40,864,625 as of June 30, 2022.
(c)	Non-income producing security.
(d)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy. See Note 3 in the Notes to the Financial Statements.
(e)	As of June 30, 2022, the Valuation Committee has fair valued these securities. The value of these securities were $0, which represents 0.00% of total net assets.
(f)	The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of June 30, 2022.

Abbreviations:

ADR American Depositary Receipt

AG Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

Ltd. Limited is a term indicating a company is incorporated and shareholders have limited liability.

PJSC An abbreviation used by many countries to signify an open joint-stick company

PLC Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

SAA An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

CROMWELL MARKETFIELD L/S FUND
Schedule of Investments
June 30, 2022 (Unaudited) — (Continued)

	Shares	Value
SECURITIES SOLD SHORT – (23.46)%
COMMON STOCKS – (18.72)%
Banks – (6.91)%
JPMorgan Chase & Co.	(37,656)	$ (4,240,442)
Signature Bank	(15,073)	(2,701,232)
SVB Financial Group (a)	(6,811)	(2,690,277)
		(9,631,951)
Capital Markets – (6.02)%
BlackRock, Inc. .	(6,847)	(4,170,097)
Goldman Sachs Group, Inc.	(9,542)	(2,834,165)
Invesco Ltd. (b)	(85,493)	(1,379,002)
		(8,383,264)
Consumer Finance – (1.17)%
Synchrony Financial	(59,224)	(1,635,767)
Industrial Conglomerates – (2.20)%
General Electric Co.	(48,163)	(3,066,538)
Interactive Media & Services – (2.42)%
Alphabet, Inc., Class A (a)	(1,547)	(3,371,315)
TOTAL COMMON STOCKS
(Proceeds $30,336,477)		(26,088,835)

EXCHANGE-TRADED FUND – (4.23)%
iShares Russell 2000 ETF .	(34,760)	(5,886,954)
TOTAL EXCHANGE-TRADED FUND
(Proceeds $7,766,726)		(5,886,954)

REAL ESTATE INVESTMENT TRUST – (0.51)%
Vornado Realty Trust	(24,854)	(710,576)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $1,828,341)		(710,576)
Total Securities Sold Short (Proceeds $39,931,544)		$ (32,686,365)

(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:
Ltd. Limited is a term indicating a company is incorporated and shareholders have limited liability.

CROMWELL FUNDS
Statements of Assets & Liabilities
As of June 30, 2022 (Unaudited)

	CenterSquare	Marketfield
	Real	L/S
	Estate Fund	Fund
ASSETS
Investment in securities, at value (cost $173,586,251
and $113,963,919 respectively)	$183,389,557	$137,526,089
Dividends & interest receivable	585,744	249,997
Receivable from investment securities sold	1,073,079	—
Receivable for capital shares sold	57,008	37,102
Deposits at brokers(1)	—	34,505,335
Prepaid expenses and other assets	55,080	30,680
Total Assets	185,160,468	172,349,203
LIABILITIES
Securities sold short, at value (proceeds received of $0
and $39,931,544, respectively	—	32,686,365
Payable for capital shares redeemed.	84,639	41,552
Payable for investment securities purchased	1,376,629	—
Payable to investment adviser.	79,925	141,702
Payable for fund administration & accounting fees	17,556	37,345
Payable for compliance fees	1,697	—
Payable for transfer agent fees & expenses	2,085	31,807
Payable for custody fees	9,148	8,809
Payable for trustee fees	2,854	—
Payable for audit fees	5,675	18,661
Dividends & interest on short positions	—	3,853
Accrued distribution and/or shareholder service fees	94,695	20,328
Accrued miscellaneous expenses	11,764	22,215
Total Liabilities	1,686,667	33,012,637
NET ASSETS	$183,473,801	$139,336,566
NET ASSETS CONSIST OF:
Paid-in capital	166,856,958	473,967,057
Total distributable earnings (accumulated deficit)	16,616,843	(334,630,491)
TOTAL NET ASSETS	$183,473,801	$139,336,566

See Notes to Financial Statements

CROMWELL FUNDS
Statements of Assets & Liabilities
As of June 30, 2022 (Unaudited) — (Continued)

	CenterSquare	Marketfield
	Real	L/S
	Estate Fund	Fund
Investor Class(2):
Net Assets	$ 77,202,252	$ 44,194,622
Shares issued and outstanding(3)	6,746,433	2,186,149
Net asset value, offering price, and redemption price per share	$ 11.44	$20.22
Class C(4):
Net Assets	$ —	$ 12,296,303
Shares issued and outstanding(3)	—	653,869
Net asset value, offering price, and redemption price per share	$ —	$18.81
Institutional Class(5):
Net Assets	$ 75,997,857	$ 82,845,641
Shares issued and outstanding(3)	6,642,797	4,016,199
Net asset value, offering price, and redemption price per share	$ 11.44	$20.63
Class Z:
Net Assets	$ 30,273,692	$—
Shares issued and outstanding(3)	2,644,836	—
Net asset value, offering price, and redemption price per share	$11.45	$—

(1)	Serves as collateral for securities sold short.
(2)	Prior to March 7, 2022, the Cromwell CenterSquare Real Estate Fund’s Investor Class shares were known as Class N shares. Prior to March 14, 2022, the Cromwell Marketfield L/S Fund’s Investor Class shares were known as Class A Shares, and were subject to a sales load of up to 5.50%.
(3)	Unlimited number of shares authorized with no par value.
(4)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.
(5)	Prior to March 7, 2022 and March 14, 2022, respectively, the Cromwell CenterSquare Real Estate Fund’s and Cromwell Marketfield L/S Fund’s Institutional Class shares were known as Class I shares.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Operations

For the six months ended June 30, 2022 (Unaudited)

	CenterSquare	Marketfield
	Real	L/S
	Estate Fund	Fund
INVESTMENT INCOME:
Dividend income	$3,097,722	$ 1,613,868
Less: Foreign taxes withheld	—	(46,274)
Interest income	4,186	45,330
Total Investment Income	3,101,908	1,612,924
EXPENSES:
Investment advisory fees (See Note 4)	629,169	1,054,455
Dividend expense	—	287,688
Broker interest expense	—	63,840
Transfer agent fees & expenses (See Note 4)	18,334	80,506
Fund administration & accounting fees (See Note 4)	98,787	67,976
Federal & state registration fees	21,861	22,165
Trustee fees	19,777	18,059
Audit fees	5,613	10,901
Custody fees (See Note 4)	8,927	12,734
Other expenses	3,132	5,015
Legal fees	13,177	22,945
Insurance expense	5,988	1,631
Postage & printing fees	15,357	14,272
Compliance fees (See Note 4)	4,850	—
Distribution and/or shareholder service fees (See Note 5)
Investor Class	111,470	59,402
Class C	—	74,513
Institutional Class	57,974	—
Total Expenses Before Reimbursement/Recoupment	1,014,416	1,796,102
Adviser recoupment (See Note 4)	24,269	—
Reimbursement from adviser (See Note 4)	—	(140,834)
Total Net Expenses	1,038,685	1,655,268
NET INVESTMENT INCOME (LOSS)	2,063,223	(42,344)

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Operations

For the six months ended June 30, 2022 (Unaudited) — (Continued)

	CenterSquare	Marketfield
	Real	L/S
	Estate Fund	Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND TRANSLATIONS OF FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	$4,538,177	$7,486,459
Securities sold short	—	(803,171)
Purchased options	—	226,647
Foreign currency translations.	—	(1,807)
	4,538,177	6,908,128
Net change in unrealized appreciation (depreciation) on:
Investments	(48,770,593)	(31,353,238)
Securities sold short	—	14,761,620
Foreign currency translations	—	(12,582)
	(48,770,593)	(16,604,200)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(44,232,416)	(9,696,072)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,169,193)	$(9,738,416)

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Statements of Changes in Net Assets

	For the
	Six Months	For the Year
	Ended	Ended
	June 30, 2022	December 31,
	(Unaudited)	2021
OPERATIONS:
Net investment income (loss)	$2,063,223	$1,874,352
Net realized gain (loss) on investments	4,538,177	25,283,218
Net change in unrealized appreciation (depreciation) on investments
and translations of foreign currency	(48,770,593)	41,316,511
Net Increase (Decrease) in Net Assets Resulting From Operations	(42,169,193)	68,474,081
CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	4,872,874	9,506,090
Proceeds from reinvestment of distributions	497,438	3,945,006
Payments for shares redeemed	(14,076,632)	(26,884,374)
Increase (Decrease) in Net Assets Resulting from Investor
Class Transactions	(8,706,320)	(13,433,278)
Institutional Class(2):
Proceeds from shares sold	5,024,269	42,365,653
Proceeds from reinvestment of distributions	548,281	3,931,764
Payments for shares redeemed	(13,870,206)	(20,551,396)
Increase (Decrease) in Net Assets Resulting from Institutional
Class Transactions	(8,297,656)	25,746,021
Class Z
Proceeds from shares sold	245,076	30,102,555
Proceeds from reinvestment of distributions	238,396	1,361,068
Payments for shares redeemed	(376,026)	(18,605)
Increase (Decrease) in Net Assets Resulting from Class Z Transactions	107,446	31,445,018
Net Increase (Decrease) in Net Assets Resulting from Capital
Share Transactions	(16,896,530)	43,757,761
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class(1)	(513,486)	(4,071,602)
Institutional Class(2)	(556,573)	(4,005,476)
Class Z	(238,396)	(1,361,068)
Total Distributions to Shareholders	(1,308,455)	(9,438,146)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,374,178)	102,793,696
NET ASSETS:
Beginning of period	243,847,979	141,054,283
End of period	$183,473,801	$243,847,979

(1)	Prior to March 7, 2022, the Investor Class was previously known as Class N.
(2)	Prior to March 7, 2022, the Institutional Class was previously known as Class I.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Statements of Changes in Net Assets

	For the
	Six Months	For the Year
	Ended	Ended
	June 30, 2022	December 31,
	(Unaudited)	2021
OPERATIONS:
Net investment income (loss)	$ (42,344)	$(159,357)
Net realized gain (loss) on:
Investments	7,486,459	38,492,889
Securities sold short	(803,171)	(5,494,803)
Purchased options	226,647	(331,538)
Foreign currency translations.	(1,807)	(3,790)
Net change in unrealized appreciation (depreciation) on:
Investments	(31,353,238)	(16,539,859)
Securities sold short	14,761,620	(3,066,252)
Foreign currency translations.	(12,582)	(34,322)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,738,416)	12,862,968
CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	4,789,185	8,238,975
Payments for shares redeemed	(5,263,996)	(6,710,571)
Increase (Decrease) in Net Assets Resulting from Investor
Class Transactions	(474,811)	1,528,404
Class C:
Proceeds from shares sold	14,353	35,455
Payments for shares redeemed	(4,399,064)	(12,260,520)
Increase (Decrease) in Net Assets Resulting from Class C Transactions	(4,384,711)	(12,225,065)
Institutional Class(2):
Proceeds from shares sold	14,088,934	6,116,986
Payments for shares redeemed	(15,824,600)	(14,817,719)
Increase (Decrease) in Net Assets Resulting from Institutional
Class Transactions	(1,735,666)	(8,700,733)
Net Increase (Decrease) in Net Assets Resulting from Capital
Share Transactions	(6,595,188)	(19,397,394)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,333,604)	(6,534,426)
NET ASSETS:
Beginning of period	155,670,170	162,204,596
End of period	$139,336,566	$155,670,170

(1)	Prior to March 14, 2022, the Investor Class was previously known as Class A.
(2)	Prior to March 14, 2022, the Institutional Class was previously known as Class I.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND
Financial Highlights
For a Fund share outstanding throughout the periods

Investor Class(1)

	Six Months
	Ended	Year Ended	Year Ended
	June 30, 2022	December 31,	December 31,
	(Unaudited)	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 14.06	$ 10.51	$ 11.04
Investment operations:
Net investment income (loss)(3)(4)	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	(2.66)	4.00	(0.42)
Total from investment operations	(2.54)	4.10	(0.31)
Less distributions from:
Net investment income	(0.08)	(0.21)	(0.13)
Net realized gains	–	(0.34)	–
Paid in capital	–	–	(0.09)
Total distributions	(0.08)	(0.55)	(0.22)
NET ASSET VALUE, END OF PERIOD	$ 11.44	$ 14.06	$ 10.51
TOTAL RETURN(4)(6)	-18.14%	39.45%	-2.61%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$77,202	$104,438	$90,167
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(7)(8)	1.06%	1.12%(9)	1.15%
After expense reimbursement/recoupment(8)(10)	1.08%	1.12%(9)	1.11%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	1.87%	0.84%	1.07%
Portfolio turnover rate(6)	30%	68%	131%

1)	Prior to March 7, 2022, the Investor Class was known as Class N. Prior to February 27, 2017, Class N was known as Class S.
(2)	The Fund changed its fiscal year end from October 31 to December 31.
(3)	Calculated using the average shares outstanding method.
(4)	Total returns and net investment income would have been lower had certain expenses not been offset.
(5)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08.
(6)	Not annualized for periods less than one year.
(7)	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

(8)	Annualized for periods less than one year.
(9)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.

(10)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01% for the fiscal year ended October 31, 2017.
(11)	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

  See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

		Fiscal Period
Year Ended	Year Ended	Ended	Year Ended
December 31,	December 31,	December 31,	October 31,
2019	2018	2017(2)	2017

$ 9.56	$ 10.43	$ 11.02	$ 11.68

0.18	0.15	0.09(5)	0.10
1.99	(0.73)	0.34	0.42
2.17	(0.58)	0.43	0.52

(0.21)	(0.19)	(0.06)	(0.21)
(0.48)	(0.07)	(0.96)	(0.97)
–	(0.03)	–	–
(0.69)	(0.29)	(1.02)	(1.18)
$ 11.04	$ 9.56	$ 10.43	$ 11.02
22.90%(4)	-5.55%(4)	3.95%	4.75%

$166,047	$169,546	$235,690	$243,684

1.10%	1.12%	1.06%(11)	1.09%
1.10%	1.11%	1.04%	1.08%

1.62%	1.50%	3.61%	0.90%
76%	57%	13%	71%

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND
Financial Highlights (Continued)
For a Fund share outstanding throughout the periods

Institutional Class(1)
	Six Months
	Ended	Year Ended	Year Ended
	June 30, 2022	December 31,	December 31,
	(Unaudited)	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 14.05	$ 10.51	$ 11.04
Investment operations:
Net investment income (loss)(4)(5)	0.12	0.12	0.12
Net realized and unrealized gain (loss) on investments	(2.65)	3.98	(0.42)
Total from investment operations	(2.53)	4.10	(0.30)
Less distributions from:
Net investment income	(0.08)	(0.22)	(0.13)
Net realized gains	–	(0.34)	–
Paid in capital	–	–	(0.10)
Total distributions	(0.08)	(0.56)	(0.23)
NET ASSET VALUE, END OF PERIOD	$ 11.44	$ 14.05	$ 10.51
TOTAL RETURN(5)(7)	-18.03%	39.53%	-2.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$75,998	$102,347	$50,587
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(8)(9)	0.94%	1.00%(10)	1.02%
After expense reimbursement/recoupment(9)(11)	0.96%	1.00%(10)	0.98%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	1.99%	0.96%	1.19%
Portfolio turnover rate(7)	30%	68%	131%

(1)	Prior to March 7, 2022, the Institutional Class was known as Class I.
(2)	The Fund changed its fiscal year end from October 31 to December 31.
(3)	Commencement of operations was February 27, 2017.
(4)	Calculated using the average shares outstanding method.
(5)	Total returns and net investment income would have been lower had certain expenses not been offset.
(6)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08.
(7)	Not annualized for periods less than one year.
(8)	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
(9)	Annualized for periods less than one year.
(10)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
(11)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01% for the period ended October 31, 2017.
(12)	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

		Fiscal Period
Year Ended	Year Ended	Ended	Year Ended
December 31,	December 31,	December 31,	October 31,
2019	2018	2017(2)	2017(3)

$ 9.56	$ 10.43	$ 11.02	$ 11.22

0.19	0.17	0.09(6)	0.11
1.99	(0.73)	0.34	(0.26)
2.18	(0.56)	0.43	(0.15)

(0.22)	(0.21)	(0.06)	(0.05)
(0.48)	(0.07)	(0.96)	–
–	(0.03)	–	–
(0.70)	(0.31)	(1.02)	(0.05)
$ 11.04	$ 9.56	$ 10.43	$ 11.02
23.06%	-5.40%	3.97%	-1.30%

$56,324	$54,734	$58,716	$57,902

0.97%	0.99%	0.92%(12)	0.95%
0.97%	0.98%	0.90%	0.94%

1.75%	1.64%	3.75%	1.46%
76%	57%	13%	71%

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND
Financial Highlights (Continued)
For a Fund share outstanding throughout the periods

Class Z

	Six Months
	Ended	Year Ended	Year Ended
	June 30, 2022	December 31,	December 31,
	(Unaudited)	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 14.06	$ 10.51	$11.04
Investment operations:
Net investment income (loss)(3)(4)	0.13	0.14	0.13
Net realized and unrealized gain (loss) on investments	(2.65)	3.99	(0.42)
Total from investment operations	(2.52)	4.13	(0.29)
Less distributions from:
Net investment income	(0.09)	(0.24)	(0.14)
Net realized gains	–	(0.34)	–
Paid in capital	–	–	(0.10)
Total distributions	(0.09)	(0.58)	(0.24)
NET ASSET VALUE, END OF PERIOD	$ 11.45	$ 14.06	$10.51
TOTAL RETURN(4)(6)	-17.97%	39.80%	-2.34%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$30,274	$37,063	$ 300
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(7)(8)	0.81%	0.87%(9)	0.90%
After expense reimbursement/recoupment(8)(10)	0.83%	0.87%(9)	0.86%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	2.15%	1.09%	1.32%
Portfolio turnover rate(6)	30%	68%	131%

(1)	The Fund changed its fiscal year end from October 31 to December 31.
(2)	Commencement of operations was February 27, 2017.
(3)	Calculated using the average shares outstanding method.
(4)	Total returns and net investment income would have been lower had certain expenses not been offset.
(5)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08. (6) Not annualized for periods less than one year.
(7)	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
(8)	Annualized for periods less than one year.
(9)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
(10)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01% for the period ended October 31, 2017.
(11)	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND
Financial Highlights (Continued)
For a Fund share outstanding throughout the periods

		Fiscal Period
Year Ended	Year Ended	Ended	Year Ended
December 31,	December 31,	December 31,	October 31,
2019	2018	2017(1)	2017(2)
$ 9.56	$10.43	$11.02	$11.22

0.21	0.18	0.09(5)	0.12
1.99	(0.73)	0.34	(0.26)
2.20	(0.55)	0.43	(0.14)

(0.24)	(0.22)	(0.06)	(0.06)
(0.48)	(0.07)	(0.96)	–
–	(0.03)	–	–
(0.72)	(0.32)	(1.02)	(0.06)
$11.04	$ 9.56	$10.43	$11.02
23.21%	-5.30%	4.00%	-1.27%

$6,441	$ 278	$ 149	$ 143

0.85%	0.87%	0.81%(11)	0.84%
0.85%	0.86%	0.79%	0.83%

1.87%	1.75%	3.86%	1.57%
76%	57%	13%	71%

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND
Financial Highlights
For a Fund share outstanding throughout the periods

Investor Class(1)

	Six Months
	Ended	Year Ended	Year Ended
	June 30, 2022	December 31,	December 31,
	(Unaudited)	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 21.62	$ 19.96	$ 16.65
Investment operations:
Net investment income (loss)(2)	(0.01)	(0.02)	(0.16)
Net realized and unrealized gain (loss) on investments	(1.39)	1.68	3.47
Total from investment operations	(1.40)	1.66	3.31
Less distributions from:
Net investment income	–	–	–
Total distributions	–	–	–
NET ASSET VALUE, END OF PERIOD	$ 20.22	$ 21.62	$ 19.96
TOTAL RETURN(3)	-6.48%	8.32%	19.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$44,195	$47,709	$42,483
Ratio of expenses to average net assets:
Before expense reimbursement(4)(5)	2.46%	2.58%	2.75%
After expense reimbursement(4)(6)	2.27%	2.36%	2.47%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement(4)(7)	-0.12%	-0.08%	-0.95%
Portfolio turnover rate(3)(8)	13%	26%	12%

(1)	Prior to March 14, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.02%, 2.08%, 2.04%, 2.01%, and 1.98% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively and 1.99% for the six months ended June 30, 2022.
(6)	Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.80%, 1.80%, 1.80%, 1.80%, and 1.80% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively and 1.80% for the six months ended June 30, 2022.
(7)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND
Financial Highlights (Continued)
For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,
2019	2018	2017

$ 14.92	$ 17.23	$ 14.26

0.04	(0.05)	(0.11)
1.73	(2.26)	3.08
1.77	(2.31)	2.97

(0.04)	–	–
(0.04)	–	–
$ 16.65	$ 14.92	$ 17.23
11.87%	-13.41%	20.83%

$37,761	$46,183	$75,929

2.94%	2.73%	2.72%
2.70%	2.52%	2.54%

0.26%	-0.30%	-0.72%
17%	40%	5%

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND
Financial Highlights
For a Fund share outstanding throughout the periods

Class C

	Six Months
	Ended	Year Ended	Year Ended
	June 30, 2022	December 31,	December 31,
	(Unaudited)	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 20.19	$ 18.78	$ 15.79
Investment operations:
Net investment income (loss)(1)	(0.09)	(0.20)	(0.28)
Net realized and unrealized gain (loss) on investments	(1.29)	1.61	3.27
Total from investment operations	(1.38)	1.41	2.99
Less distributions from:
Net investment income	–	–	–
Total distributions	–	–	–
NET ASSET VALUE, END OF PERIOD	$ 18.81	$ 20.19	$ 18.78
TOTAL RETURN(2)	-6.84%	7.51%	18.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$12,296	$17,521	$28,077
Ratio of expenses to average net assets:
Before expense reimbursement(3)(4)	3.21%	3.23%	3.46%
After expense reimbursement(3)(5)	3.02%	3.11%	3.20%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement(3)(6)	-0.89%	-1.00%	-1.74%
Portfolio turnover rate(2)(7)	13%	26%	12%
(1)	Calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.69%, 2.83%, 2.80%, 2.76%, and 2.75% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively and 2.74% for the six months ended June 30, 2022.
(5)	Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.57%, 2.57%, 2.57%, 2.57%, and 2.57% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively and 2.55% for the six months ended June 30, 2022.
(6)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,
2019	2018	2017

$ 14.22	$ 16.56	$ 13.80

(0.08)	(0.17)	(0.22)
1.65	(2.17)	2.98
1.57	(2.34)	2.76

–	–	–
–	–	–
$ 15.79	$ 14.22	$ 16.56
11.04%	-14.13%	20.00%

$38,675	$55,958	$92,518

3.69%	3.49%	3.48%
3.46%	3.30%	3.30%

-0.53%	-1.08%	-1.49%
17%	40%	5%

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND
Financial Highlights
For a Fund share outstanding throughout the periods

Institutional Class(1)

	Six Months
	Ended	Year Ended	Year Ended
	June 30, 2022	December 31,	December 31,
	(Unaudited)	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 22.03	$ 20.29	$ 16.88
Investment operations:
Net investment income (loss)(2)	0.01	0.03	(0.12)
Net realized and unrealized gain (loss) on investments	(1.41)	1.71	3.53
Total from investment operations	(1.40)	1.74	3.41
Less distributions from:
Net investment income	–	–	–
Total distributions	–	–	–
NET ASSET VALUE, END OF PERIOD	$ 20.63	$ 22.03	$ 20.29
TOTAL RETURN(3)	-6.36%	8.58%	20.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$82,846	$90,440	$91,645
Ratio of expenses to average net assets:
Before expense reimbursement(4)(5)	2.21%	2.33%	2.47%
After expense reimbursement(4)(6)	2.02%	2.11%	2.20%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement(4)(7)	0.12%	0.13%	-0.71%
Portfolio turnover rate(3)(8)	13%	26%	12%

(1)	Prior to March 14, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.78%, 1.83%, 1.80%, 1.76%, and 1.74% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively and 1.74% for the six months ended June 30, 2022.
(6)	Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.56%, 1.56%, 1.56%, 1.56%, and 1.56% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively and 1.55% for the six months ended June 30, 2022.
(7)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,
2019	2018	2017

$ 15.14	$ 17.44	$ 14.39

0.08	(0.02)	(0.07)
1.75	(2.28)	3.12
1.83	(2.30)	3.05

(0.09)	–	–
(0.09)	–	–
$ 16.88	$ 15.14	$ 17.44
12.13%	-13.25%	21.20%

$105,998	$163,260	$302,439

2.68%	2.47%	2.48%
2.44%	2.27%	2.30%

0.49%	-0.09%	-0.46%
17%	40%	5%

See Notes to Financial Statements

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited)

1. ORGANIZATION

Total Fund Solution (the “Trust”) was organized as a Delaware statutory trust on July 29, 2021. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cromwell CenterSquare Real Estate Fund (“CenterSquare Real Estate Fund”), and Cromwell Marketfield L/S Fund (“Marketfield L/S Fund”) (each a “Fund” and collectively, the “Funds”) are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The CenterSquare Real Estate Fund is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve a combination of income and long-term capital appreciation. The Fund offers three different share classes – Investor Class (previously known as Class N, prior to March 7, 2022), which commenced operations on December 31, 1997, Institutional Class (previously known as Class I, prior to March 7, 2022), and Class Z, each of which commenced operations on February 24, 2017. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a maximum 0.25% shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

The Marketfield L/S Fund is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund offers three different share classes – Investor Class (previously known as Class A, prior to March 14, 2022) and Class C, which each commenced operations on October 5, 2012, and the Institutional Class (previously known as Class I, prior to March 14, 2022), which commenced operations on July 31, 2007. Each class of shares has identical rights and privileges except with respect to Rule 12b-1 and shareholder servicing fees, and voting rights on matters affecting a single share class. Investor Class shares are subject to a maximum 0.25% Rule 12b-1 distribution and shareholder servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 and shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2022, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2022, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2018.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Distributions received from investments in real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, estimates are used to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised and reflected on the Form 1099 received by shareholders based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The distributions received from REITs that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Short Sales – A short sale is the sale by a Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, a Fund will realize a loss. The risk on a short sale is unlimited because a Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. A Fund would also incur increased transaction costs associated with selling securities short. In addition, a Fund segregates liquid securities at least equal to the fair value of the securities sold short (not including the proceeds from the short sales). Cash deposits by a Fund are presented as deposits at broker on the Statement of Assets and Liabilities and may exceed federally insured limits.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Institutional Class shares and 0.25% of Investor Class shares for the CenterSquare Real Estate Fund and 12b-1 fees are expensed at annual rate of 0.25% of Investor Class shares and 1.00% of Class C shares of the Marketfield L/S Fund (See Note 5). Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the a Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value,

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

There were no derivative instruments within the Statements of Assets and Liabilities as of June 30, 2022.

The effect of derivative instruments on the Statements of Operations for the period ended June 30, 2022 was as follows:

	Amount of Realized Gain (Loss) on Derivatives
Cromwell Marketfield L/S Fund		Recognized in Income
	Purchased	Written	Futures
Derivatives not accounted for as hedging instruments	Options	Options	Contracts	Total
Equity Contracts	$226,647	$ —	$ —	$226,647
Total	$226,647	$ —	$ —	$226,647

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following tables are a summary of the inputs used to value each Fund’s securities as of June 30, 2022:

CenterSquare Real Estate Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts	$181,985,498	$ —	$ —	$181,985,498
Short-Term Investment	1,404,059	—	—	1,404,059
Total Investments in Securities	$183,389,557	$ —	$ —	$183,389,557
Marketfield L/S Fund
Assets:	Level 1	Level 2	Level 3	Total
Common Stocks	$87,435,123	$ —	$ —(1)	$87,435,123
Exchange-Traded Funds	6,888,236	—	—(1)	6,888,236
Short-Term Investment	43,202,730	—	—	43,202,730
Total Assets	$137,526,089	$ —	$ —	$137,526,089
Liabilities:
Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stocks	$(26,088,835)	$ —	$ —	$(26,088,835)
Exchange-Traded Fund	(5,886,954)	—	—	(5,886,954)
Real Estate Investment Trust	(710,576)	—	—	(710,576)
Total Assets	$(32,686,365)	$ —	$ —	$(32,686,365)
(1) For the period ended June 30, 2022, all Level 3 securities held by the Marketfield L/S Fund were valued at $0.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities
Balance as of December 31, 2021	$ —
Purchases	—
Sales proceeds	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net sales	—
Transfers into and/or out of Level 3	—(1)
Balance as of June 30, 2022	$ —
Change in unrealized appreciation/depreciation during the period for Level 3
investments held at as of June 30, 2022	(5,459,516)
(1) As of June 30, 2022, all transfers into Level 3 were valued at $0.

The Level 3 investments as of June 30, 2022, represented 0.00% of the Marketfield L/S Fund’s net assets. Refer to the Schedule of Investments for further information on the classification of investments.

Refer to the Schedules of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cromwell Investment Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Funds. For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
CenterSquare Real Estate Fund	0.60%
Marketfield L/S Fund	1.40%

The Adviser has engaged CenterSquare Investment Management LLC (“CenterSquare”) as the sub-adviser to the CenterSquare Real Estate Fund and Marketfield Asset Management LLC (“Marketfield”) as the sub-adviser of the Marketfield L/S Fund. Subject to the supervision of the Adviser, each Sub-Adviser is primarily responsible for the day-to-day management of a Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to each Sub-Adviser by the Adviser.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

Prior to March 7, 2022, AMG Funds LLC (“AMG”) served as the investment adviser of the AMG Managers CenterSquare Real Estate Fund (the “Predecessor CenterSquare Fund”), and CenterSquare served as the investment sub-adviser. AMG was entitled to receive an annual advisory fee based on the average daily net assets of the Predecessor CenterSquare Fund of 0.60%. The sub-adviser fees were paid by AMG.

Prior to March 14, 2022, Marketfield served as the investment adviser of the Marketfield Fund (the “Predecessor Marketfield Fund”). Marketfield was entitled to receive an annual advisory fee based on the average daily net assets of the Predecessor Marketfield Fund of 1.40% on the first $7.5 billion, 1.38% on assets from $7.5 billion to $15 billion, and 1.36% on assets in excess of $15 billion.

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding contingent deferred sales loads, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, dividends or interest expense on short positions, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund
CenterSquare Real Estate Fund – Investor Class	1.12%
CenterSquare Real Estate Fund – Institutional Class	1.02%
CenterSquare Real Estate Fund – Class Z	0.87%
Cromwell Marketfield L/S Fund – Investor Class	1.80%
Cromwell Marketfield L/S Fund – Class C	2.55%
Cromwell Marketfield L/S Fund – Institutional Class	1.55%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser with the consent of the Board. During the period ended June 30, 2022, the Adviser was able to recoup $15,493, from the CenterSquare Real Estate Fund relating to fees waived in prior fiscal years. During the period January 1, 2022 through March 6, 2022, AMG was able to recoup $8,776, from the Predecessor CenterSquare Fund relating to fees waived in prior fiscal years. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

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Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

	July-December	January-	January-	January-June
Fund	2022	December 2023	December 2024	2025
Marketfield L/S Fund	$182,957	$419,893	$333,102	$140,834

Prior to March 7, 2022, AMG had contractually agreed to limit its fees or reimburse expenses (excluding Rule 12b-1 fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to ensure total annual operating expenses did not exceed 0.87% of the average daily net assets of the Predecessor CenterSquare Fund. Waived fees and reimbursed expenses subject to potential recovery during the months that AMG served as investment manager are eligible for recoupment.

Prior to March 7, 2022, Bank of New York Mellon (“BNYM”), was the Administrator, Fund Accountant and Transfer Agent for the Predecessor CenterSquare Fund. For the period January 1, 2022 through March 6, 2022, the Predecessor CenterSquare Fund was charged $59,246 and $2,125 for Administration and Fund Accounting fees and Transfer Agent fees, respectively.

Prior to March 14, 2022, Marketfield had contractually agreed to limit its fees or reimburse expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) to ensure total annual operating expenses did not exceed 1.80%, 2.57% and 1.56% for Class A, Class C and Class I, respectively. Waived fees and reimbursed expenses subject to potential recovery during the months that Marketfield served as investment manager are eligible for recoupment.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual

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Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

minimums. Fees paid by the Funds for administration and fund accounting, transfer agency, custody and compliance services for the period ended June 30, 2022, are disclosed in the Statements of Operations.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Marketfield L/S Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and Class C. The Plan permits the Marketfield L/S Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets and 1.00% of Class C average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended June 30, 2022, the Investor Class and Class C of the Marketfield L/S Fund incurred expenses pursuant to the Plan as follows:

Marketfield L/S Fund
Investor Class	$59,402
Class C	74,514

The Predecessor Marketfield Fund had adopted a Plan pursuant to Rule 12b-1 in Class A and Class C. The Plan permitted the Predecessor Marketfield Fund to pay for distribution and related expenses at an annual rate of 0.25% and 1.00% of Class A and Class C shares, respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period January 1, 2022 through March 13, 2022, Class A and Class C incurred expenses of $23,740 and $32,164 respectively, pursuant to the Plan.

The Cromwell CenterSquare Real Estate Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Institutional Class and 0.25% of the average daily net assets Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the CenterSquare Real Estate Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such

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Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2022, the Fund incurred shareholder servicing fees as follows:

CenterSquare Real Estate Fund
Investor Class	$111,470
Institutional Class	57,974

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	CenterSquare Real Estate Fund		Marketfield L/S Fund
		Year Ended		Year Ended
	Period Ended	December 31,	Period Ended	December 31,
	June 30, 2022	2021	June 30, 2022	2021
Investor Class(1):
Shares sold	380,628	786,944	218,521	396,711
Shares issued in reinvestment of
distributions	40,228	301,576	—	—
Shares redeemed	(1,103,832)	(2,235,991)	(239,113)	(318,458)
Net increase (decrease)	(682,976)	(1,147,471)	(20,592)	78,253
Class C:
Shares sold	—	—	718	1,799
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(214,739)	(628,747)
Net increase	—	—	(214,021)	(626,948)
Institutional Class(2):
Shares sold	392,131	3,840,023	619,476	283,056
Shares issued in reinvestment of
distributions	44,324	300,610	—	—
Shares redeemed	(1,076,411)	(1,670,610)	(707,988)	(694,631)
Net increase (decrease)	(639,956)	2,470,023	(88,512)	(411,575)
Class Z:
Shares sold	19,077	2,506,564	—	—
Shares issued in reinvestment of distributions	19,269	102,649	—	—
Shares redeemed	(29,564)	(1,686)	—	—
Net increase	8,782	2,607,527	—	—
Net increase (decrease) in capital shares	(1,314,150)	3,930,079	(323,125)	(960,270)

(1)	Prior to March 7, 2022, the Cromwell CenterSquare Real Estate Fund’s Investor Class shares were known as Class N shares. Prior to March 14, 2022, the Cromwell Marketfield L/S Fund’s Investor Class shares were known as Class A Shares.
(2)	Prior to March 7, 2022 and March 14, 2022, respectively, the Cromwell CenterSquare Real Estate Fund’s and Cromwell Marketfield L/S Fund’s Institutional Class shares were known as Class I shares.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended June 30, 2022, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
CenterSquare Real Estate Fund	$ —	$ —	$63.685,401	$79,810,724
Marketfield L/S Fund	—	—	15,603,641	55,502,149

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2021, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Unrealized	Income Tax
Fund	Appreciation	Depreciation	Appreciation	Cost
CenterSquare Real Estate Fund	$60,549,257	$ (4,136,333)	$56,412,924	$187,756,252
Marketfield L/S Fund	60,438,855	(13,191,492)	47,247,363	100,533,071

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses At December 31, 2021, the components of distributable earnings on a tax-basis were as follows:

	Undistributed Undistributed		Other	Net	Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Gains (Losses)	Appreciation	Earnings
CenterSquare Real Estate Fund	$ —	$3,681,568	—	$56,412,924	$60,094,492
Marketfield L/S Fund	—	—	(371,998,314)	47,247,363	(324,750,951)

As of December 31, 2021, the Marketfield L/S Fund had short-term capital losses of $371,998,314, which will be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2021, the CenterSquare Real Estate Fund utilized short-term and long-term capital loss carryovers of $8,965,871 and $3,421,430, respectively.

The Marketfield L/S Fund utilized short-term capital loss carryovers of $32,625,843. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended December 31, 2021, the Funds did not defer any late year losses.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains Paid-In Capital		Total
CenterSquare Real Estate Fund
2021	$1,874,352	$7,563,794	–	$9,438,146
2020	$1,828,559	$197,856	$1,469,871	$3,496,286
Marketfield L/S Fund
2021	–	–	–	–
2020	–	–	–	–

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, National Financial Services, for the benefit of its customers, owned 43.2% of the CenterSquare Real Estate Fund.

11. REGULATORY UPDATE

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

12. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and long-term impact on economies, markets, industries and individual issuers, are not known. The operational and finance performance of the issuers of securities in which the

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

13. REPORT OF THE FUNDS’ SPECIAL SHAREHOLDER MEETINGS

A Special Meeting of Shareholders of the AMG Managers CenterSquare Real Estate Fund (the “Acquired CenterSquare Fund”), a series of AMG Funds I, took place on February 17, 2022, to approve the proposed Agreement and Plan of Reorganization for the Acquired CenterSquare Fund, whereby the Cromwell CenterSquare Real Estate Fund (the “Acquiring CenterSquare Fund”), a series of Total Fund Solution, would acquire all the assets and liabilities of the Acquired CenterSquare Fund, in exchange for shares of the Acquiring CenterSquare Fund, which would be distributed pro rata by the Acquired CenterSquare Fund to its shareholders, in complete liquidation and termination of the Acquired CenterSquare Fund (the “CenterSquare Reorganization”).

All Acquired CenterSquare Fund’s shareholders of record at close of business on December 10, 2021, were entitled to vote. As of December 10, 2021, the Acquired CenterSquare Fund had 16,964,238 shares outstanding.

Of the 8,527,250 shares of the Acquired CenterSquare Fund present in-person or by proxy at the meeting on February 17, 2022: 7,428,224, or 87.1% voted in favor of the CenterSquare Reorganization (representing 43.8% of total outstanding shares), 213,014, or 2.5% voted against the CenterSquare Reorganization (representing 1.3% of total outstanding shares), and 886,012, or 10.4% withheld from voting for the CenterSquare Reorganization. Accordingly, the CenterSquare Reorganization was approved.

A Special Meeting of Shareholders of the Marketfield Fund (the “Acquired Marketfield Fund”), a series of Trust for Professional Managers, took place on March 2, 2022 to approve the proposed Agreement and Plan of Reorganization for the Acquired Marketfield Fund, whereby the Cromwell Marketfield L/S Fund (the “Acquiring Marketfield Fund”), a series of Total Fund Solution, would acquire all the assets and liabilities of the Acquired Marketfield Fund, in exchange for shares of the Acquiring Marketfield Fund, which would be distributed pro rata by the Acquired Marketfield Fund to its shareholders, in complete liquidation and termination of the Acquired Marketfield Fund (the “Marketfield Reorganization”).

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

All Acquired Marketfield Fund’s shareholders of record at close of business on December 10, 2021, were entitled to vote. As of December 10, 2021, the Acquired Marketfield Fund had 7,224,373 shares outstanding.

Of the 3,616,997 shares of the Acquired Marketfield Fund present in-person or by proxy at the meeting on March 2, 2022: 2,985,639, or 82.5% voted in favor of the Marketfield Reorganization (representing 41.3% of total outstanding shares), 47,596, or 1.3% voted against the Marketfield Reorganization (representing 0.7% of total outstanding shares), and 583,762, or 16.1% withheld from voting for the Marketfield Reorganization. Accordingly, the Marketfield Reorganization was approved.

14. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

As a result of the reorganization of Predecessor CenterSquare Fund into the Trust on March 7, 2022, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for the Predecessor CenterSquare Fund, a series of AMG Funds I. The Board, upon the recommendation of the Trust’s audit committee, selected BBD, LLP as independent registered public accounting firm for the Cromwell CenterSquare Real Estate Fund, a series within the Trust.

During the last two fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 7, 2022, there were no (1) disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audited reports by PricewaterhouseCoopers LLP on the financial statements of the Predecessor CenterSquare Fund as of and for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the last two fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 7, 2022, (i) the Predecessor CenterSquare Fund did not (a) consult with BBD, LLP as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or (b) receive a written report or oral advice that BBD, LLP concluded was an important factor considered in reaching a decision as to such accounting, auditing, or financial

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

reporting issue; and (ii) the Predecessor CenterSquare Fund did not consult BBD, LLP on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

Deloitte & Touche LLP served as the independent registered public accounting firm for the, Marketfield Fund, the predecessor fund to, Cromwell Marketfield L/S Fund, to audit the financial statements for the fiscal year ended December 31, 2021 and December 31, 2020. The Board, upon the recommendation of the Trust’s audit committee, selected BBD, LLP as independent registered public accounting firm for the Cromwell Marketfield L/S Fund, a series within the Trust.

During the last two fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 14, 2022, there were no (1) disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audited reports by Deloitte & Touche LLP on the financial statements of the Predecessor Marketfield Fund as of and for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the last two fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 14, 2022, (i) the Predecessor Marketfield Fund did not (a) consult with BBD, LLP as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or (b) receive a written report or oral advice that BBD, LLP concluded was an important factor considered in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Predecessor Marketfield Fund did not consult BBD, LLP on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

15. RECENT ACCOUNTING PRONOUNCEMENT

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

On October 28, 2020, the SEC adopted a new rule providing a comprehensive approach to the regulation of funds’ use of derivatives (“Rule 18f-4”). Rule 18f-4 requires a fund to adopt and implement a written derivatives risk management program. The program will institute a standardized risk management framework for funds, while also permitting principles-based tailoring to the fund’s particular derivatives risks. Derivatives risks include leverage, market, counterparty, liquidity, operational, and legal risks. The program must include risk guidelines, stress testing, backtesting, internal reporting and escalation, and program review elements. The Fund will be required to comply with the rule by August 19, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2022 (Unaudited) — (Continued)

16. SUBSEQUENT EVENT

Effective July 12, 2022, the Funds have established an unsecured line of credit (“LOC”) in the amount of $50,000,000, 20% of a Fund’s gross market value, or 33.33% of the unencumbered assets of a Fund, whichever is less. The LOC matures, unless renewed, on July 11, 2023. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions and other short-term liquidity needs. Interest is charged at the prime rate. The LOC is with the Custodian. The Funds have authorized the Custodian to charge any of the accounts of the Funds for any missed payments.

One new series reorganized into the Trust on August 8, 2022: the Cromwell Tran Sustainable Focus Fund. The Fund: 1) is a diversified fund, 2) has an investment objective of capital appreciation, 3) offers two classes of shares, an Investor Class and Institutional Class, and 4) has the same Adviser as the Cromwell CenterSquare Real Estate Fund and Cromwell Marketfield L/S Fund.

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no additional items require recognition or disclosure.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Approval of Investment Advisory Agreements

June 30, 2022 (Unaudited)

At a meeting held on October 26, 2021, the Board (which is comprised of four persons, three of whom are Independent Trustees (not “interested persons” as defined under the Investment Company Act of 1940, as amended), considered and approved, for an initial term the Investment Advisory Agreement (the “Advisory Agreement”) between Total Fund Solution (the “Trust”) and Cromwell Investment Advisors, LLC (the “Adviser”) and the Sub-Advisory Agreement (“Sub-Advisory Agreement;” and together with the Advisory Agreement, the “Advisory Agreements”) between the Trust, the Adviser, and CenterSquare Investment Management LLC (the “Sub-Adviser”) on behalf of the Cromwell CenterSquare Real Estate Fund (the “Fund”), a new series of the Trust. At the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Adviser and the services provided by the Adviser and Sub-Adviser to the Fund under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreements:

1.	THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Adviser and Sub-Adviser’s overall services to be provided to the Fund, as well as their specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser and Sub-Adviser that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser and Sub-Adviser, including information regarding their compliance programs, their chief compliance officers and the Adviser and Sub-Adviser’s compliance records, as well as the Adviser and Sub-Adviser’s cybersecurity program, liquidity risk management programs, business continuity plans, and risk management processes. Additionally, the Board considered how the Adviser and Sub-Adviser’s business continuity plans will operate during the COVID-19 pandemic. The Board further considered that the Adviser has recently formed and has no prior history; but noted that the Adviser’s employees each have extensive experience working in the past with other investment advisers or in the investment management industry. The Board concluded that the Adviser and the Sub-Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and

CROMWELL CENTERSQUARE REAL ESTATE FUND

Approval of Investment Advisory Agreements

June 30, 2022 (Unaudited) — (Continued)

procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.

THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER AND SUB-ADVISER. As the Fund was newly created, the Board was unable to review the performance of the Fund. However, the Board did consider the performance history of the Sub-Adviser with respect to the performance of the AMG CenterSquare Real Estate Fund, the predecessor fund that was a series of AMG Funds I (“Predecessor Fund”), prior to reorganizing into the Trust. In assessing the quality of the portfolio management delivered by the Sub-Adviser, the Board reviewed the short-term and long-term performance of the Predecessor Fund as of periods ended September 30, 2021, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Predecessor Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Predecessor Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Predecessor Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Predecessor Fund slightly underperformed the Morningstar peer group average for the one-, three-, and five-year periods while slightly outperforming the peer group average for the ten-year period ended September 30, 2021.

3.	THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER AND THE STRUCTURE OF THE ADVISER AND SUB-ADVISER’S FEES UNDER THE ADVISORY AGREEMENTS. In considering the advisory fee and sub-advisory fees and the total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Approval of Investment Advisory Agreements

June 30, 2022 (Unaudited) — (Continued)

The Board noted that the Adviser would maintain the Fund’s expense caps at the same levels of the Predecessor Fund. The Board noted that the Fund’s contractual management fee and was below the average and median of its Morningstar peer group, while the total net expense ratio was above the average and median of its Morningstar peer group.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Fund and concluded that, at this time, the fees to be paid to the Adviser and Sub-Adviser were fair and reasonable.

4.	ECONOMIES OF SCALE. The Board also considered whether economies of scale could be realized by the Adviser as assets of the Fund grow. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse the Fund’s expenses so that the Fund does not exceed its specified Expense Caps. The Board noted that it would continue to monitor economies of scale in the future as circumstances changed and Fund asset levels increased.

5.	THE PROFITS TO BE REALIZED BY THE ADVISER AND SUB-ADVISER AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board discussed the likely overall profitability of the Adviser and Sub-Adviser from managing the new Fund. In assessing possible profitability, the Trustees reviewed the Adviser and Sub-Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser and the Sub-Adviser from advising the Fund. In particular, the Trustees discussed and considered the fall-out benefits that the Adviser may receive from the Fund. The Trustees concluded that the Adviser and Sub-Adviser’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Adviser and Sub-Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser and Sub-Adviser, including the advisory and sub-advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the Advisory Agreements would be in the best interest for the Fund and its shareholders.

CROMWELL MARKETFIELD L/S FUND

Approval of Investment Advisory Agreements

June 30, 2022 (Unaudited)

At a meeting held on September 17, 2021, the Board (which is comprised of four persons, three of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for an initial term the Investment Advisory Agreement (the “Advisory Agreement”) between Total Fund Solution (the “Trust”) and Cromwell Investment Advisors, LLC (the “Adviser”) and the Sub-Advisory Agreement (“Sub-Advisory Agreement;” and together with the Advisory Agreement, the “Advisory Agreements”) between the Trust, the Adviser, and Marketfield Asset Management, LLC (the “Sub-Adviser”) on behalf of the Cromwell Marketfield L/S Fund (the “Fund”), a new series of the Trust. At the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Adviser and the services provided by the Adviser and Sub-Adviser to the Fund under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreements:

1.	THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Adviser and Sub-Adviser’s overall services to be provided to the Fund, as well as their specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser and Sub-Adviser that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser and Sub-Adviser, including information regarding their compliance programs, their chief compliance officers and the Adviser and Sub-Adviser’s compliance records, as well as the Adviser and Sub-Adviser’s cybersecurity program, liquidity risk management programs, business continuity plans, and risk management processes. Additionally, the Board considered how the Adviser and Sub-Adviser’s business continuity plans will operate during the COVID-19 pandemic. The Board further considered that the Adviser has recently formed and has no prior history; but noted that the Adviser’s employees each have extensive experience working in the past with other investment advisers or in the investment management industry. With respect to the Sub-Adviser, the Board also took into account the Adviser’s due diligence, evaluation and recommendation that the Sub-Adviser be approved for the Fund. The Board concluded that the Adviser and the Sub-Adviser had the quality and depth of personnel, resources, investment processes and

CROMWELL MARKETFIELD L/S FUND

Approval of Investment Advisory Agreements

June 30, 2022 (Unaudited) — (Continued)

compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER AND SUB-ADVISER. As the Fund and the Adviser are newly created, the Board was unable to review the performance of the Fund or the Adviser. However, the Board did consider the performance history of the Sub-Adviser with respect to the performance of the Marketfield Fund, the predecessor fund that was a series of Trust for Professional Managers (“Predecessor Fund”), prior to reorganizing into the Trust. In assessing the quality of the portfolio management delivered by the Sub-Adviser, the Board reviewed the short-term and long-term performance of the Predecessor Fund as of periods ended August 31, 2021, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification. The Board also compared performance returns of the Sub-Adviser’s similarly managed offshore fund and appropriate securities market benchmarks as of periods ended June 30, 2021. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Predecessor Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Predecessor Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Predecessor Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Predecessor Fund underperformed the Morningstar peer group average for the one-, three-, five-, and ten-year periods ended August 31, 2021. The Board reviewed the performance of the Predecessor Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one-, three-, five-, and ten-year periods ended June 30, 2021. The Board also considered that the Predecessor Fund outperformed the Sub-Adviser’s similarly managed offshore fund for the one- and three-year periods ended June 30, 2021.

CROMWELL MARKETFIELD L/S FUND

Approval of Investment Advisory Agreements

June 30, 2022 (Unaudited) — (Continued)

The Board considered any differences in the Fund’s performance as compared to the Adviser’s similarly managed accounts.

3.	THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER AND THE STRUCTURE OF THE ADVISER AND SUB-ADVISER’S FEES UNDER THE ADVISORY AGREEMENTS. In considering the advisory fee and sub-advisory fees and the total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds, and the Sub-Adviser’s similarly managed offshore fund. When reviewing fees charged to the Sub-Adviser’s similarly managed offshore fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference in the fees charged to such accounts.

The Board noted that the Adviser would maintain the Fund’s expense caps at the same level as those of the Predecessor Fund. The Board noted that the Fund’s contractual management fee and total net expense ratio were above the average and median of its Morningstar peer group. The Board also considered that the contractual management fee and Expense Caps were above the management fee and net expense ratios of the Sub-Adviser’s similarly managed offshore fund. The Board considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Fund and concluded that, at this time, the fees to be paid to the Adviser and Sub-Adviser were fair and reasonable.

4.	ECONOMIES OF SCALE. The Board also considered whether economies of scale could be realized by the Adviser as assets of the Fund grow. The Board noted that the Adviser intended to reduce its advisory fees or reimburse the Fund’s expenses so that the Fund does not exceed its specified Expense Caps. The Board noted that it would continue to monitor economies of scale in the future as circumstances changed and Fund asset levels increased.
5.	THE PROFITS TO BE REALIZED BY THE ADVISER AND SUB-ADVISER AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board discussed the likely overall profitability of the Adviser and Sub-Adviser from managing the new Fund. In assessing possible profitability, the Trustees reviewed the Adviser and Sub-Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser and the Sub-Adviser from advising the Fund, including Rule 12b-1 distribution fees for Investor Class and Class C shares of the Fund. In particular, the Trustees

CROMWELL MARKETFIELD L/S FUND

Approval of Investment Advisory Agreements

June 30, 2022 (Unaudited) — (Continued)

discussed and considered any fall-out benefits that the Adviser may receive from the Fund. The Trustees concluded that the Adviser and Sub-Adviser’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Adviser and Sub-Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser and Sub-Adviser, including the advisory and sub-advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the Advisory Agreements would be in the best interest for the Fund and its shareholders.

CROMWELL FUNDS

Additional Information

June 30, 2022 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and coped at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Funds’ Part F of Form N-PORT is available without charge upon request by calling 1-855-625-7333.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-625-7333. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-625-7333, or (2) on the SEC’s website at www.sec.gov.

CROMWELL FUNDS

Privacy Notice

June 30, 2022 (Unaudited)

The Funds collect non-public personal information about you from the following sources:

  information the Fund receives about you on applications or other forms;
  information you give the Fund orally; and/or
  information about your transactions with the Fund or others.

The Funds do not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out its assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

CROMWELL FUNDS
June 30, 2022 (Unaudited)

INVESTMENT ADVISER

Cromwell Investment Advisors, LLC

810 Gleneagles Court, Suite 106

Baltimore, MD 21286

SUB-ADVISERS

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300

Plymouth Meeting, PA 19462

Marketfield Asset Management LLC

369 Lexington Avenue, 3rd Floor

New York, NY 10017

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

U.S. Bank National Association

Custody Operations

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-855-625-7333.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. As a result of the reorganization of Predecessor CenterSquare Fund into the Trust on March 7, 2022, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm for the Predecessor CenterSquare Fund, a series of AMG Funds I. The Board, upon the recommendation of the Trust’s audit committee, selected BBD, LLP as independent registered public accounting firm for the Cromwell CenterSquare Real Estate Fund, a series within the Trust on March 7, 2022.

During the last two fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 7, 2022, there were no (1) disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The reports by PricewaterhouseCoopers LLP on the financial statements of the Predecessor CenterSquare Fund as of and for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Predecessor CenterSquare Fund has provided PricewaterhouseCoopers LLP with a copy of the disclosures and has requested that PricewaterhouseCoopers LLP furnish a letter stating whether it agrees with the statements and, if not, stating the respects in which it does not agree.

During the last two fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 7, 2022, (i) the Predecessor CenterSquare Fund did not (a) consult with BBD, LLP as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or (b) receive a written report or oral advice that BBD, LLP concluded was an important factor considered in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Predecessor CenterSquare Fund did not consult BBD, LLP on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K). A letter from PricewaterhouseCoopers LLP is attached hereto as Exhibit 13.1a.

Deloitte & Touche LLP served as the independent registered public accounting firm for the, Marketfield Fund, the predecessor fund to Cromwell Marketfield L/S Fund, to audit the financial statements for the fiscal year ended December 31, 2021 and December 31, 2020. The Board, upon the recommendation of the Trust’s audit committee, selected BBD, LLP as independent registered public accounting firm for the Cromwell Marketfield L/S Fund, a series within the Trust on March 14, 2022.

During the last two fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 14, 2022, there were no (1) disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The reports by Deloitte & Touche LLP on the financial statements of the Predecessor Marketfield Fund as of and for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the last two fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through March 14, 2022, (i) the Predecessor Marketfield Fund did not (a) consult with BBD, LLP as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or (b) receive a written report or oral advice that BBD, LLP concluded was an important factor considered in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Predecessor Marketfield Fund did not consult BBD, LLP on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K). A letter from Deloitte and Touche LLP is attached hereto as Exhibit 13.1b.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Fund Solution

By (Signature and Title)          /s/ Michael J. Weckwerth

Michael J. Weckwerth, President

Date 9/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Michael J. Weckwerth

Michael J. Weckwerth, President

Date 9/8/2022

By (Signature and Title)          /s/ Michael J. Cyr II

Michael J. Cyr II, Treasurer

Date 9/8/2022